UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ZYVERSA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED APRIL 7, 2025

ZYVERSA THERAPEUTICS, INC.

2200 N. Commerce Parkway, Suite 208

Weston, Florida 33326

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 11, 2025, at 9:00 AM Eastern Time

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of ZyVersa Therapeutics, Inc., a Delaware corporation. The meeting will be held in a virtual-only format via live webcast on Wednesday, June 11, 2025, at 9:00 a.m. Eastern Time. To access the webcast, please visit http://www.virtualshareholdermeeting.com/ZVSA2025 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or in the instructions that accompanied your proxy materials. The purposes of the annual meeting are as follows:

1.	To elect two Class III director nominees (Stephen C. Glover and Robert G. Finizio) to hold office for a term of three years and until their successors are duly elected and qualified.

2.	To ratify the selection by our audit committee of CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm for the year ending December 31, 2025.

3.	To approve an amendment and restatement of our 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 100,000 shares to 382,122 shares.

4.	To approve the issuance of up to an aggregate of 1,637,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, issued pursuant to the inducement letter entered into by the Company and certain holders of outstanding warrants on November 4, 2024 (the “November 2024 Warrant Inducement”), in accordance with Nasdaq Listing Rule 5635(d).

5.	To approve the issuance of up to an aggregate of 2,105,265 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, issued pursuant to the securities purchase agreement entered into by the Company and an institutional accredited investor on March 5, 2025 (the “March 2025 PIPE”), to in accordance with Nasdaq Listing Rule 5635(d).

6.	To conduct any other business properly brought before the meeting.

Please monitor the Investor Relations section of our website at http://investors.zyversa.com for updated information regarding the annual meeting. If you are planning to attend our virtual annual meeting, please check the website one week prior to the annual meeting date. As always, we encourage you to submit a proxy to vote your shares prior to the annual meeting.

These items of business are more fully described in the Proxy Statement accompanying this notice.

The record date for the Annual Meeting is April 15, 2025. Only stockholders of record at the close of business on that date or their proxies may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Stephen C. Glover

Chairman, Chief Executive Officer, and President

Weston, Florida

__________, 2025

We are primarily providing access to our proxy materials over the internet pursuant to the U.S. Securities and Exchange Commission’s notice and access rules. On or about April 18, 2025, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials that will indicate how to access our 2025 Proxy Statement and 2024 Annual Report on the internet and will include instructions on how you can receive a paper copy of the annual meeting materials, including the notice of annual meeting, proxy statement, and proxy card.

Whether or not you expect to attend the meeting electronically, please submit a proxy for your shares promptly using the directions on your Notice, proxy card, or in the instructions that accompanied your proxy materials. You have three ways to vote prior to the meeting: (1) over the internet at http://www.proxyvote.com, (2) by telephone by calling the toll-free number 1-800-690-6903, or (3) if you elected to receive printed proxy materials by mail, by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have submitted a proxy, you may still vote electronically at the virtual meeting if you attend. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED APRIL 7, 2025

ZYVERSA THERAPEUTICS, INC.

2200 N. Commerce Parkway, Suite 208

Weston, Florida 33326

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

June 11, 2025, at 9:00 AM Eastern Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who is ZyVersa Therapeutics, Inc.?

ZyVersa Therapeutics, Inc. (the “Company,” “ZyVersa,” “we,” “us,” or “our”) is a clinical stage biopharmaceutical company leveraging proprietary technologies to develop drugs for patients with chronic renal or inflammatory diseases with high unmet medical needs. Our mission is to develop drugs that optimize health outcomes and improve patients’ quality of life.

We have two proprietary globally licensed drug development platforms, each of which was discovered by research scientists at the University of Miami, Miller School of Medicine (the “University of Miami” or “University”). These development platforms are:

●	Cholesterol Efflux MediatorTMVAR 200 (2-hydroxypropyl-beta-cyclodextrin or “2HPβCD”) is an injectable drug in clinical development for treatment of renal diseases. VAR 200 was licensed from L&F Research LLC on December 15, 2015. L&F Research was founded by the University of Miami research scientists who discovered the use of VAR 200 for renal diseases.

●	Inflammasome ASC Inhibitor IC 100 is a humanized monoclonal antibody in preclinical development for treatment of inflammatory conditions. IC 100 was licensed from InflamaCore, LLC on April 18, 2019. InflamaCore, LLC was founded by the University of Miami research scientists who invented IC 100.

We believe that each of our product candidates has the potential to treat numerous indications in their respective therapeutic areas. Our strategy is to focus on indication expansion to maximize commercial potential.

Our renal pipeline is initially focused on rare, chronic glomerular diseases. Our lead indication for VAR 200 is focal segmental glomerulosclerosis (“FSGS”). On January 21, 2020, we filed an Investigational New Drug application (“IND”) for VAR 200, and the United States Food and Drug Administration (“FDA”) has allowed our development plans to proceed to a Phase 2a trial in patients with FSGS based on the risk/benefit profile of the active ingredient (2HPβCD). Prior to initiating a Phase 2a trial in patients with FSGS, we are planning to initiate a small open-label Phase 2a trial in patients with diabetic kidney disease in H1-2025, in which we expect to obtain patient proof-of-concept data more quickly than in an FSGS trial. This will enable assessment of drug effects as patients proceed through treatment and will provide insights for developing a lager Phase 2a/b protocol in patients with FSGS. An IND amendment for evaluation of VAR 200 in a Phase 2a trial in patients with diabetic kidney disease was filed with the FDA on February 16, 2024. VAR 200 has pharmacologic proof-of-concept data in animal models representative of FSGS, Alport Syndrome, and diabetic kidney disease, providing opportunity for indication expansion.

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Our Inflammasome ASC Inhibitor IC 100 focuses on chronic inflammatory diseases. Our lead indication for IC 100 is obesity with metabolic complications. IC 100’s preclinical development is nearing completion. Our focus is on advancing IC 100 toward a currently planned IND submission in H2-2025, followed by initiation of a Phase 1 trial in healthy overweight patients with a BMI between 27 – 30. IC 100 has preclinical data in animal models representing six different indications, each demonstrating that IC 100 attenuates pathogenic inflammasome signaling pathways leading to reduced inflammation and improved histopathological and/or functional outcomes. Those indications are stroke-related cardiovascular injury, retinopathy of prematurity (“ROP”), multiple sclerosis (“MS”), acute respiratory distress syndrome (“ARDS”), spinal cord injury, and traumatic brain injury (TBI). Likewise, Preclinical studies are underway in Alzheimer’s and Parkinson’s diseases, and we are preparing to initiate IND-enabling preclinical studies in animal models of diet-induced obesity.

Business Combination

On December 12, 2022 (the “Closing Date”), we consummated the previously announced Business Combination (as defined below) pursuant to the terms of that certain Business Combination Agreement (the “Business Combination Agreement”), by and among ZyVersa Therapeutics, Inc., a Florida corporation (“Old ZyVersa”), the representative of Old ZyVersa’s shareholders named therein (the “Securityholder Representative”), Larkspur Health Acquisition Corp., a Delaware corporation (“Larkspur”), and Larkspur Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Larkspur (“Merger Sub”). Pursuant to the terms of the Business Combination Agreement (and upon all other conditions of the Business Combination Agreement being satisfied or waived), on the Closing Date of the Business Combination and transactions contemplated thereby (the “Business Combination”), (i) Larkspur changed its name to “ZyVersa Therapeutics, Inc.”, a Delaware corporation (the “Company”) and (ii) Merger Sub merged with and into Old ZyVersa (the “Merger”), with Old ZyVersa as the surviving company in the Merger and, after giving effect to such Merger, Old ZyVersa became a wholly-owned subsidiary of the Company.

Prior to the completion of the Business Combination, the Company was a shell company. Following the Business Combination, the business of Old ZyVersa is the business of the Company. The Company was incorporated in the State of Delaware on March 17, 2021 and its subsidiary, Old ZyVersa, was incorporated on March 11, 2014. Larkspur Merger Sub, Inc. was incorporated in the State of Delaware on July 13, 2022.

Our principal executive offices are located at 2200 North Commerce Parkway, Suite 208, Weston, Florida 33326, and our telephone number is (754) 231-1688. Our website address is http://www.zyversa.com. The information contained on or otherwise accessible through our website is not part of this proxy statement.

Unless expressly indicated or the context otherwise requires, references in this proxy statement to the “Company,” the “Registrant,” “ZyVersa,” “we,” “us”, and “our” refer to ZyVersa (and the business of Old ZyVersa which became the business of ZyVersa after giving effect to the Business Combination).

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (“Notice”), because the board of directors of the Company is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournment or postponement of the Annual Meeting. Using the instructions found in the proxy notice, all stockholders will have the ability to access the proxy materials on the website or request to receive a printed set of the proxy materials.

We intend to mail the Notice of Internet Availability of Proxy Materials on or about April 18, 2025, to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address, please go to http://www.proxyvote.com, call 1 (800) 579-1639, or send an email to sendmaterial@proxyvote.com. Please have your proxy card in hand when you access the website or call, and follow the instructions provided therein. You will need your unique 16-digit control number from your Proxy notice,, your proxy card, or in the instructions that accompanied your proxy materials. If you are requesting materials by email, please include in the subject line your unique 16-digit control number from your proxy card.

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How do I attend the Annual Meeting?

The meeting will be held in a virtual-only format via live webcast on Wednesday, June 11, 2025, at 9:00 a.m. Eastern Time. You will be able to listen and participate in the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting http://www.virtualshareholdermeeting.com/ZVSA2025 and entering the 16-digit control number included in your Notice, on your proxy card, or in the instructions that accompanied your proxy materials.

Information on how to vote electronically at the Annual Meeting is discussed below. As always, we encourage you to submit a proxy to vote your shares prior to the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 15, 2025, will be entitled to vote at the Annual Meeting. On this record date, there were ________ shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 15, 2025, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote electronically by internet before or at the virtual Annual Meeting. Before the virtual Annual Meeting, you may also vote by phone or mail. Voting directions are summarized below. Whether or not you plan to attend the virtual Annual Meeting, we urge you to submit a proxy in advance of the meeting to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote at the Annual Meeting even if you have already submitted a proxy to vote.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 15, 2025, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and your Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You may still attend the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/ZVSA2025 and entering the 16-digit control number included in your Notice. However, since you are not the stockholder of record, you may not vote your shares electronically at the meeting unless you have requested and obtained a valid proxy from your broker or other agent. If you obtained a valid proxy from your broker or other agent, you may vote electronically at the virtual Annual Meeting by visiting http://www.virtualshareholdermeeting.com/ZVSA2025 and entering the 16-digit control number included in your valid proxy.

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What am I voting on?

There are five matters scheduled for a vote:

●	Proposal No. 1 - To elect two Class III director nominees (Stephen C. Glover and Robert G. Finizio) to hold office for a term of three years and until their successors are duly elected and qualified.

●	Proposal No. 2 - To ratify the selection by our audit committee of CBIZ as our independent registered public accounting firm for the year ending December 31, 2025.

●	Proposal No. 3 - To approve an amendment and restatement of our 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 100,000 shares to 382,122 shares.

●	Proposal No. 4 - To approve the issuance of up to an aggregate of 1,637,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock issued in the November 2024 Warrant Inducement, in accordance with Nasdaq Listing Rule 5635(d).

●	Proposal No. 5 - To approve the issuance of up to an aggregate of 2,105,265 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, issued in the March 2025 PIPE, in accordance with Nasdaq Listing Rule 5635(d).

What if another matter is properly brought before the meeting?

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting in accordance with our bylaws and other applicable law, the persons named in the accompanying proxy card may vote on those matters in accordance with their best judgment.

How do I vote?

Proposal 1: You may either vote “For” the nominees to the board of directors or you may “Withhold” your vote for the nominees. Proposals 2, 3, 4, and 5: You may vote “For” or “Against” or abstain from voting on the following proposals: to ratify the selection of CBIZ as our independent registered public accounting firm (Proposal 2); to approve an amendment and restatement of our 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 100,000 shares to 382,122 shares (Proposal 3); to approve the issuance of up to an aggregate of 1,637,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, issued pursuant to the November 2024 Warrant Inducement in accordance with Nasdaq Listing Rule 5635(d) (Proposal 4); and to approve the issuance of up to an aggregate of 2,105,265 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, issued pursuant to the March 2025 PIPE in accordance with Nasdaq Listing Rule 5635(d) (Proposal 5).

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by internet before or at the virtual Annual Meeting. Before the virtual Annual Meeting, you may also vote by phone or mail. Voting directions are summarized below. Whether or not you plan to attend the virtual meeting, we urge you to submit a proxy in advance of the meeting to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote at the meeting even if you have already submitted a proxy to vote.

●	To Submit a Proxy to Vote by Internet Before the Meeting: Go to http://www.proxyvote.com up until 11:59 p.m. Eastern Time on June 10, 2025 to ensure your vote is counted. Follow the instructions to obtain your records and to create an electronic voting instruction form. You will be asked to provide your unique 16-digit control number that appears on your Notice, proxy card, or other proxy materials.

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●	To Vote by Internet At the Annual Meeting: Go to http:// www.virtualshareholdermeeting.com/ZVSA2025 and enter the 16-digit control number that appears on your Notice, proxy card, or other proxy materials and follow the instructions.

●	To Submit a Proxy to Vote by Phone: Dial 1-800-690-6903 toll-free using a touch-tone phone up until 11:59 p.m. Eastern Time on June 10, 2025 to ensure your vote is counted. Follow the recorded instructions. You will be asked to provide your unique 16-digit control number that appears on your Notice, proxy card, or other proxy materials.

●	To Submit a Proxy to Vote by Mail: Mark, sign, and date your proxy card and return it promptly in the postage-paid envelope provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in your Notice provided by your broker, bank, or other agent to ensure that your vote is counted.

To vote electronically at the virtual Annual Meeting, you must request and obtain a valid proxy form from your broker, bank, or other agent.. If you obtain a valid proxy from your broker or other agent, you may vote at the virtual meeting by visiting http://www.virtualshareholdermeeting.com/ZVSA2025 and enter the 16-digit control number included in your proxy materials.

The ability to submit a proxy by internet allows you to submit a proxy to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. If you choose to submit a proxy to vote your shares online by internet, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you hold as of the close of business on April 15, 2025.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not submit a proxy to vote in advance of the virtual Annual Meeting by internet, phone, or mail, and you do not vote electronically at the virtual Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”), deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of NYSE, which apply regardless of whether an issuer is listed on the NYSE or Nasdaq, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal Nos. 1, 3, 4, or 5 without your instructions, but may vote your shares on Proposal No. 2, even in the absence of your instruction.

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What if I mail a proxy card or otherwise submit a proxy to vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise submit a proxy to vote without marking voting selections, your shares will be voted, as applicable:

●	“For” the election of the two Class II director nominees (Stephen C. Glover and Robert G. Finizio) to hold office for a term of three years and until their successors are duly elected and qualified.

●	“For” the ratification of the selection of CBIZ as our independent registered public accounting firm for the year ending December 31, 2025.

●	“For” an amendment and restatement of our 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 100,000 shares to 382,122 shares.

●	“For” the approval of the issuance of up to an aggregate of 1,637,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, issued pursuant to the November 2024 Warrant Inducement, in accordance with Nasdaq Listing Rule 5635(d).

●	“For” the approval of the issuance of up to an aggregate of 2,105,265 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, issued pursuant to the March 2025 PIPE, in accordance with Nasdaq Listing Rule 5635(d).

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using your proxyholder’s best judgment.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. We may retain Morrow Sodali LLC to aid in the solicitation of proxies. If retained, we anticipate that Morrow Sodali LLC will receive a fee of approximately $15,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by the Company.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of your Notices to ensure that all of your shares are voted.

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Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the internet.

●	You may send a timely written notice that you are revoking your proxy to our Secretary at 2200 N. Commerce Parkway, Suite 208, Weston, Florida 33326.

●	You may attend the Annual Meeting virtually and vote electronically by visiting http://www.virtualshareholdermeeting.com/ZVSA2025 and entering the 16-digit control number included in your Notice, on your proxy card, or in the instructions that accompanied your proxy materials. Simply attending or participating in the Annual Meeting will not, by itself, revoke your proxy.

Your latest proxy card or other proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank to revoke your proxy.

When are stockholder proposals and director nominations due for the 2026 Annual Meeting?

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings for inclusion in our proxy statement in accordance with regulations adopted by the SEC under Rule 14a-8 of the Exchange Act. To be considered for inclusion in the proxy statement and form of proxy relating to our 2026 annual meeting of stockholders, such proposals must be received by our Secretary at our executive offices at 2200 N. Commerce Parkway, Suite 208, Weston, Florida, 33326, no later than December 19, 2025. Our Bylaws set an advance notice procedure for proposals a stockholder wishes to present directly at an annual meeting (rather than submitting for inclusion in our proxy statement under Rule 14a-8) and for director nominations. To be considered for presentation at the 2025 annual meeting, proposals that are not submitted for inclusion in our proxy statement under Rule 14a-8 and nominations (whether or not submitted for inclusion in our proxy statement under Rule 14a-19) submitted through our advance notice procedure must be delivered to, or mailed and received at, the above address not later than March 13, 2026 nor earlier than February 11, 2026. However, if the date of the 2026 annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by the Company. You are also advised to review our Bylaws, which contain a description of the information required to be submitted with notices of any such proposal or nomination as well as additional requirements about advance notice of stockholder proposals and director nominations.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must, in addition to complying with the requirement of our Bylaws, provide notice no later than April 13, 2026 that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended. Such notice may be mailed to the Corporate Secretary at 2200 N. Commerce Parkway, Suite 208, Weston, Florida, 33326, or emailed to pwolfe@zyversa.com.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count, (a) for the proposal to elect directors, votes “For,” “Withhold,” and broker non-votes, and (b) with respect to the other proposals, votes “For” and “Against,” abstentions, and, if applicable, broker non-votes. Assuming a quorum is present, abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal Nos. 1, 3, 4, or 5. Because Proposal No. 2 is “routine,” we do not expect that any broker non-votes will occur with respect to such proposal. Broker non-votes, if any, will have no effect on the outcome of Proposal No. 2.

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What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee does not have discretionary authority to vote the shares. When there is at least one “routine” matter to be considered at a meeting, and a broker exercises its discretionary authority to vote on any such “routine matter” with respect to any uninstructed shares, “broker non-votes” occur with respect to the “non-routine” matters for which the broker lacks discretionary authority to vote such uninstructed shares.

How many votes are needed to approve each proposal?

●	Proposal No. 1 – For the election of the directors, directors are elected by a plurality of the votes cast in favor. The two nominees receiving the most “FOR” votes from the votes cast on the election of the directors will be elected as directors. Assuming a quorum is present, abstentions and broker non-votes will have no effect on this proposal.

●	Proposal No. 2 – To ratify the selection of CBIZ as our independent registered public accounting firm for the year ending December 31, 2025, the proposal must be approved by the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such proposal. Abstentions and broker non-votes, if any, will have no effect on this proposal. Because this proposal is “routine,” we do not expect that any broker non-votes will occur with respect to this proposal.

●	Proposal No. 3 – To approve an amendment and restatement of our 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 100,000 shares to 382,122 shares, the proposal must be approved by the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such proposal. Abstentions and broker non-votes will have no effect on this proposal.

●	Proposal No. 4 – To approve the issuance of up to an aggregate of 1,637,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, issued pursuant to the November 2024 Warrant Inducement, in accordance with Nasdaq Listing Rule 5635(d), the proposal must be approved by the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such proposal. Abstentions and broker non-votes will have no effect on this proposal.

●	Proposal No. 5 – To approve the issuance of up to an aggregate of 2,105,265 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, issued pursuant to the March 2025 PIPE in accordance with Nasdaq Listing Rule 5635(d), the proposal must be approved by the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such proposal. Abstentions and broker non-votes will have no effect on this proposal.

What is the quorum requirement?

A quorum of stockholders is generally required to hold a valid meeting of stockholders. A quorum is present if the holders of thirty-three and one-third percent (33 1/3%) of the voting power of the stock issued and outstanding and entitled to vote at a meeting are present in person (virtually, in the case of this virtual Annual Meeting) or are represented by proxy.

Any shares that you hold of record will be counted towards the establishment of a quorum only if you submit a valid proxy or if you or your proxy attends the meeting virtually. If you are a beneficial holder of shares held through a broker, bank, or other nominee, your shares will be counted towards the establishment of a quorum if you provide voting instructions with respect to such shares, if you obtain a proxy to vote such shares and attend the meeting virtually, or if you fail to provide voting instructions with respect to such shares and your broker, bank, or other nominee exercises its discretionary authority and votes your shares on Proposal No. 2 at the meeting.

Shares for which abstentions or broker non-votes occur on any proposal will be counted towards the establishment of a quorum.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

What can I do if I need technical assistance during the meeting?

If you encounter any difficulties accessing the virtual meeting during the meeting time, please call the technical support number that will be posted on the live webcast log-in page.

If I can’t attend the meeting, how do I vote or listen to it later?

You do not need to attend the virtual Annual Meeting to vote if you submitted a proxy to vote in advance of the meeting. A replay of the meeting, including the questions answered during the meeting, will be available at https://investors.zyversa.com for one year following the meeting date.

What happens if a change to the Annual Meeting date or time is necessary due to exigent circumstances?

We intend to hold the Annual Meeting in a virtual-format only via live webcast. Please monitor the Investor Relations section of our website at https://investors.zyversa.com for updated information. If you are planning to attend our Annual Meeting virtually, please check the website one week prior to the Annual Meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections, concerning our business, operations, and financial performance and condition as well as our plans, objectives, and expectations for business operations and financial performance and condition. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. You can identify these statements by words such as “anticipate,” “assume,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which we operate and management’s beliefs and assumptions and are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this proxy statement may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described herein, under “Item 1A – Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and any risk factors disclosed in subsequent Quarterly Reports on Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the filing date of this proxy statement. Unless required by law, we do not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this proxy statement.

This proxy statement also contains market data related to our business and industry. These market data include projections that are based on a number of assumptions. If these assumptions turn out to be incorrect, actual results may differ from the projections based on these assumptions. As a result, our markets may not grow at the rates projected by these data, or at all. The failure of these markets to grow at these projected rates may harm on our business, results of operations, financial condition, and the market price of our common stock.

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PROPOSALS

Proposal No. 1:	Election of Directors.

What am I voting on?	Election of two Class III director nominees (Stephen C. Glover and Robert G. Finizio) to hold office for a term of three years and until their successors are duly elected and qualified.
Vote recommendation:	“FOR” the election of the one director nominee.
Vote required:	For the election of the directors, directors are elected by a plurality of the votes cast in favor. The two nominees receiving the most “FOR” votes from the votes cast on the election of the directors, will be elected as directors.
Effect of abstentions:	None.
Effect of broker non-votes:	None.

Our Second Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) provides that our directors are divided into three classes, Class I directors, Class II directors, and Class III directors, each serving staggered three-year terms. The term of our Class III directors (Stephen C. Glover and Robert G. Finizio) will expire at the Annual Meeting.

Our board of directors is comprised of five members all of whom were previously elected by our stockholders. The board of directors has determined that Robert G. Finizio is an independent director, as defined by The Nasdaq Stock Market Rules. The director nominees are currently directors of the Company. If elected at the Annual Meeting, the nominees would serve until the 2028 annual meeting of stockholders and until a successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation, or removal. Our policy is to encourage directors and nominees for director to attend annual meetings of our stockholders.

Biographical information and the attributes, skills, and experience of each nominee that led our nominating and corporate governance committee and board of directors to determine that such nominee should serve as a director are discussed in the “Executive Officers and Directors” section of this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE NAMED NOMINEES.

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Proposal No. 2:	Ratification of Selection of Independent Registered Public Accounting Firm.

What am I voting on?	Ratification of the selection of CBIZ as our independent registered public accounting firm for the year ending December 31, 2025.
Vote recommendation:	“FOR” the ratification of CBIZ.
Vote required:	A majority in voting power of the of the votes cast on the proposal (excluding abstentions and broker non-votes).
Effect of abstentions:	None.
Effect of broker non-votes:	Because this is a routine proposal, we do not expect that there will be any broker non-votes. Broker non-votes, if any, will have no effect on this proposal.

Marcum LLP (“Marcum”) audited our financial statements for the fiscal year ended December 31, 2024. As reported on our current report on Form 8-K filed with the SEC on April 7, 2025, on April 7, 2025, the audit committee approved the engagement of CBIZ following CBIZ’s acquisition of the attest business of Marcum. The audit committee of the board of directors has selected CBIZ as our independent registered public accounting firm for the year ending December 31, 2025 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Our lead audit partner at CBIZ serves no more than five consecutive years in that role. Representatives of Marcum and CBIZ are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Marcum’s reports on the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the inclusion of an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through April 4, 2025, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with the reports on the Company’s financial statements for such years. In addition, during the Company’s two most recent fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through April 4, 2025, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except that the Company concluded on material weaknesses in the Company’s internal control over financial reporting as of December 31, 2024 and 2023 that business process controls across the entity’s financial reporting processes were not effectively designed and implemented to properly address the risk of material misstatement, including controls without proper segregation of duties between preparer and reviewer.

We previously provided Marcum with a copy of the disclosures above and requested that Marcum furnish us with a letter addressed to the SEC stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter, dated April 7, 2025, was filed as Exhibit 16.1 with our current report on Form 8-K filed with the SEC on April 7, 2025.

The audit committee approved the appointment of CBIZ as our independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2025. During the fiscal years ended December 31, 2023, and December 31, 2024, and the subsequent interim period through April 7, 2025, we did not consult with CBIZ regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of CBIZ as our independent registered public accounting firm. However, the audit committee is submitting the selection of CBIZ to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Information regarding the fees paid to our independent registered public accounting firm in 2024 and 2023 and our pre-approval policies relating to such fees is discussed in the “Independent Registered Public Accounting Firm” section of this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE

SELECTION OF CBIZ AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

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Proposal No. 3:	To Approve an Amendment and Restatement of our 2022 Omnibus Equity Incentive Plan to Increase the Number of Shares of Common Stock Reserved for Issuance Thereunder by 100,000 Shares to 382,122 Shares.

What am I voting on?	Approval of an amendment and restatement of our 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 100,000 shares to 382,122 shares.
Vote recommendation:	“FOR” the approval of the amendment and restatement of our 2022 Omnibus Equity Incentive Plan.
Vote required:	A majority in voting power of the of the votes cast on the proposal (excluding abstentions and broker non-votes).
Effect of abstentions:	None.
Effect of broker non-votes:	None.

Summary of the Proposal

At the Annual Meeting, we will request that our stockholders approve an amendment and restatement of our 2022 Omnibus Equity Incentive Plan (the “2022 Plan”), attached hereto as Annex A. The amendment and restatement of the 2022 Plan was approved by our board of directors on March 3, 2025, subject to approval by our stockholders. If approved, the amendment and restatement will increase the number of shares of our common stock reserved under the 2022 Plan by 100,000 shares to 382,122 shares.

If the amendment and restatement of the 2022 Plan is approved by our stockholders at the Annual Meeting, it will be effective as of the day of the Annual Meeting, and future grants will be made on or after such date under the amended 2022 Plan. If the amendment and restatement of the 2022 Plan is not approved by our stockholders, then it will not become effective, and the 2022 Plan will continue in accordance with its terms as previously approved by our stockholders.

Requested Shares

The board of directors believes that the future success of the Company depends, in large part, on our ability to attract, motivate, and retain high-caliber employees, consultants, and directors. Equity compensation is a key component of our compensation program because it helps us attract, motivate, and retain talented employees, consultants, and directors and align their interests with those of our stockholders.

As of April 7, 2025, and excluding the proposed increase in the number of shares reserved under the 2022 Plan, there were 277,965 shares available for issuance under the 2022 Plan pursuant to future awards. Based on our historical grant practices, as summarized below, our current stock price and our projected recruiting and retention needs, we anticipate that the Company will no longer be able to grant annual equity awards under our long-term incentive program for employees and our non-employee director compensation program beginning in 2026 unless we reserve more shares for issuance under the 2022 Plan.

To maintain the flexibility to keep pace with our competitors and effectively attract, motivate and retain a high-caliber workforce, we are asking our stockholders to authorize an additional 100,000 shares for issuance under the 2022 Plan, which would increase the aggregate number of shares available for issuance as future awards under the 2022 Plan to 382,122 shares, with such amount subject to adjustment for certain corporate events, under the applicable share counting rules, and under the evergreen feature.

It is essential that we continue the use of equity compensation to better position us in the market and allow us to retain our skilled employees while attracting talented new employees to help us achieve our objectives, which include increasing stockholder value by growing the business. Without the approval of an addition to our share reserve, we will not be able to continue to compete in this highly competitive market, which would ultimately result in the loss of critical talent and inhibit our ability to meet our future growth objectives.

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We intend to grant future equity awards under the 2022 Plan in amounts that are reasonable and consistent with market data prepared by the compensation committee’s independent consultant. Based on our historical grant practices, our current stock price and projected recruiting and retention needs, we believe that the proposed share increase would allow us to continue granting equity awards under the 2022 Plan to employees, consultants, and directors for approximately one more year. However, the additional shares could last for a different period if historical practice does not match our future needs, or if our stock price changes materially.

Key Plan Features

The 2022 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

●	No single trigger acceleration. Generally, there is no single-trigger acceleration of vesting upon change in control. The 2022 Plan does not provide for automatic vesting of awards upon a change in control.

●	Awards subject to forfeiture/clawback. Certain awards granted under the 2022 Plan are subject to recoupment in accordance with our compensation recovery policy that we adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, we may impose other clawback, recovery, or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

●	No liberal change in control definition. The change in control definition in the 2022 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2022 Plan to be triggered.

●	No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2022 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

●	Administration by our compensation committee. In general, the 2022 Plan will be administered by the compensation committee of the board of directors.

●	No re-pricing of stock options or stock appreciation rights. The 2022 Plan does not permit the “repricing” of the exercise price of stock options or stock appreciation rights that exceeds fair market value of a share of common stock on the date of such repricing without stockholder approval.

●	Limit on non-employee director awards and other awards. The maximum number of awards granted during any calendar year to any of our non-employee directors may not exceed $250,000 in total value (inclusive of any cash awards to a non-employee director for such year that are not made pursuant to the 2022 Plan), or $500,000 with respect to the initial year of the non-employee director’s term.

Stockholder Approval

If this Proposal No. 3 is approved, the amendment and restatement of the 2022 Plan will become effective as of the date of the Annual Meeting.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2024.

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	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)		(b)	(c)
Equity compensation plans approved by security holders (1)	9,288	(2)	$2,301.04	177,638	(3)
Equity compensation plans not approved by security holders	324		$744.66	-
Total	9,612		$3,045.70	117,638

(1)	Includes the 2014 Plan, which we assumed in the 2024 Business Combination, and the 2022 Plan. No new awards may be granted under the 2014 Plan.

(2)	Includes 5,131 and 4,157 shares of common stock issuable upon exercise of outstanding options pursuant to the 2014 Equity Incentive Plan and 2022 Omnibus Equity Incentive Plan, respectively, as of December 31, 2024.

(3)	The 2022 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock available for issuance under the 2022 Plan will automatically increase on the first day of January each calendar year during the term of the 2022 Plan by an amount equal to 4% of the number of shares outstanding on December 31, 2024.

Burn Rate

The following table provides detailed information regarding the activity related to our 2022 Plan for 2023 and 2024:

	2023	2024
Total number of shares of common stock subject to stock options granted	4,157	0
Total number of shares of common stock subject to stock options inducement grants	324	0
Total number of shares of common stock subject to full value awards granted	0	0
Total number of shares of common stock outstanding as of December 31	405,205	2,508,191
Burn Rate	1.1%	0%

Our burn rate is calculated as the total amount of equity granted in any year, divided by the number of common shares outstanding. Our future burn rate will depend on a number of factors, including the number of participants in the 2022 Plan, our stock price, changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.

Description of the 2022 Plan

The principal terms of the 2022 Plan are described below. The following description of the 2022 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2022 Plan, as amended and restated, which is attached as Annex A to this proxy statement.

Administration. In general, the 2022 Plan will be administered by the compensation committee of the board of directors. The compensation committee will determine the persons to whom options to purchase shares of common stock, stock appreciation rights (“SARs”), restricted stock units, restricted or unrestricted shares of common stock, performance shares, performance units, incentive bonus awards, other stock-based awards and other cash-based awards may be granted. The compensation committee may also establish rules and regulations for the administration of the 2022 Plan and amendments or modifications of outstanding awards. The compensation committee may delegate authority to the Chief Executive Officer and other executive officers to grant options and other awards to employees (other than themselves), subject to applicable law and the 2022 Plan. No options, stock purchase rights or awards may be made under the 2022 Plan on or after the date that is 10 years after the effective date of the 2022 Plan, 2032 (or, the expiration date), but the 2022 Plan will continue thereafter while previously granted options, SARs or other awards remain outstanding.

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Eligibility. Persons eligible to receive options, SARs or other awards under the 2022 Plan are those employees, officers, directors, consultants, advisors and other individual service providers of our Company and our subsidiaries who, in the opinion of the compensation committee, are in a position to contribute to our success, or any person who is determined by the compensation committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. The compensation committee and the Board have the sole discretion to select participants under the 2022 Plan and establish the size of awards granted under the plan. As of April 7, 2025, the Company and its subsidiaries had a total of seven employees, four non-employee directors, and approximately five consultants. As awards under the 2022 Plan are within the discretion of the compensation committee, we cannot determine how many individuals in each of the categories described above will receive awards.

Shares Subject to the 2022 Plan. Subject to the adjustment provisions of the 2022 Plan, and the automatic increase described below, the maximum aggregate number of shares of common stock that may be issued under the 2022 Plan, as amended and restated, is 382,122.

The number of shares of common stock available for issuance under the 2022 Plan automatically increases on January 1st of each year, commencing with January 1, 2023, and on each January 1 thereafter until the expiration date, in an amount equal to 4% of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year, unless the board of directors takes action prior thereto to provide that there will not be an increase in the share reserve for such year or that the increase in the share reserve for such year will be of a lesser number of shares of common stock than would otherwise occur.

“Incentive stock options,” or ISOs, that are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) may be granted under the 2022 Plan, as amended and restated, with respect to up to 5,000,000 shares of common stock authorized for issuance under the 2022 Plan. None of the additional shares of common stock available for issuance pursuant to the previous paragraph may be subject to ISOs.

If any option or SAR granted under the 2022 Plan terminates without having been exercised in full or if any award is forfeited, or if shares of common stock are withheld to cover withholding taxes on options or other awards or applied to the payment of the exercise price of an option or purchase price of an award, the number of shares of common stock as to which such option or award was forfeited, withheld or paid, will be available for future grants under the 2022 Plan. Awards settled in cash will not count against the number of shares available for issuance under the 2022 Plan.

No non-employee director may receive awards in any calendar year having an accounting value in excess of $250,000 (inclusive of any cash awards to the non-employee director for such year that are not made pursuant to the 2022 Plan); provided that in the case of a new non-employee director, such amount is increased to $500,000 for the initial year of the non-employee director’s term.

The number of shares authorized for issuance under the 2022 Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends, similar transactions or any other change affecting our common stock.

Terms and Conditions of Options. Options granted under the 2022 Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The compensation committee will determine the exercise price of options granted under the 2022 Plan. The exercise price of stock options may not be less than the fair market value per share of our common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder). As of April ____, 2025, the closing market price of a share of our common stock as reported on Nasdaq was $____ per share.

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No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2022 Plan will be exercisable at such time or times as the compensation committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.

The compensation committee may, in its discretion, permit a holder of an option to exercise the option before it has otherwise become exercisable, in which case the shares of our common stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid in cash or by certified check, bank draft or money order. The compensation committee may permit other methods of payment, including (a) through delivery of shares of our common stock having a fair market value equal to the purchase price, (b) by a full recourse, interest bearing promissory note having such terms as the compensation committee may permit, or (c) a combination of these methods, as set forth in an award agreement or as otherwise determined by the compensation committee. The compensation committee is authorized to establish a cashless exercise program and to permit the exercise price (or tax withholding obligations) to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the compensation committee may permit the holder of an option, SAR or other award to transfer the option, right or other award to immediate family members, a family trust for estate planning purposes or by gift to charitable institutions. The compensation committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights. The compensation committee may grant SARs under the 2022 Plan. The compensation committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our common stock on the date of grant, as determined by the compensation committee. The maximum term of any SAR granted under the 2022 Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:

●	the excess of the fair market value on the exercise date of one share of our common stock over the exercise price, multiplied by

●	the number of shares of common stock covered by the SAR.

Payment may be made in shares of our common stock, in cash, or partly in common stock and partly in cash, all as determined by the compensation committee.

Restricted Stock and Restricted Stock Units. The compensation committee may award restricted common stock and/or restricted stock units under the 2022 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the compensation committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Dividends or distributions with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the compensation committee. If any dividends or distributions are paid in stock before the restricted stock vests they will be subject to the same restrictions. Dividend equivalent amounts may be paid with respect to restricted stock units either when cash dividends are paid to stockholders or when the units vest. Unless the compensation committee determines otherwise, holders of restricted stock will have the right to vote the shares.

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Performance Shares and Performance Units. The compensation committee may award performance shares and/or performance units under the 2022 Plan. Performance shares and performance units are awards, denominated in either shares or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the compensation committee. The compensation committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Incentive Bonuses. The compensation committee may grant incentive bonus awards under the 2022 Plan from time to time. The terms of incentive bonus awards will be set forth in award agreements. Each award agreement will have such terms and conditions as the compensation committee determines, including performance goals and amount of payment based on achievement of such goals. Incentive bonus awards are payable in cash and/or shares of our common stock.

Other Stock-Based and Cash-Based Awards. The compensation committee may award other types of equity-based or cash-based awards under the 2022 Plan, including the grant or offer for sale of shares of our common stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the compensation committee may impose.

Effect of Certain Corporate Transactions. The compensation committee may, at the time of the grant of an award provide for the effect of a change in control (as defined in the 2022 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the compensation committee. The compensation committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration; (f) cancel or terminate any award for cash and/or other substitute consideration in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the change in control, but if the change in control consideration with respect to any option or SAR does not exceed its exercise price, the option or SAR may be canceled without payment of any consideration; or (g) make such other modifications, adjustments or amendments to outstanding awards as the compensation committee deems necessary or appropriate.

Amendment, Termination. The board of directors may at any time amend the 2022 Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the board of directors may not (a) increase the number of shares of common stock available under the 2022 Plan, (b) change the group of individuals eligible to receive options, SARs and/or other awards, or (c) extend the term of the 2022 Plan. No new awards may be granted on or after November 13, 2032.

U.S. Federal Income Tax Consequences

Following is a summary of the U.S. federal income tax consequences of option and other grants under the 2022 Plan. The summary, which is presented for the information of stockholders considering how to vote on this Proposal and not for plan participants, is general in nature and does not take into account all of the considerations that may apply and is not intended to serve as tax advice. Optionees and recipients of other rights and awards granted under the 2022 Plan are advised to consult their personal tax advisors before exercising an option or SAR or disposing of any stock received pursuant to the exercise of an option or SAR or following the vesting and payment of any award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local, foreign or other tax laws.

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Treatment of Options

The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2022 Plan, nor will our Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the excess of fair market value of our common stock at that time over the exercise price.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (or, a Section 83(b) Election), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award or award of performance shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

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The recipient of an unrestricted stock award, including a performance unit award, will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our common stock that is the subject of the award when the Award is made.

The recipient of a restricted stock unit generally will recognize ordinary income as and when the units vest and are settled. The amount of the income will be equal to the fair market value of the shares of our common stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

Treatment of Incentive Bonus Awards and Other Stock or Cash Based Awards

Generally, the recipient of an incentive bonus or other stock or cash based award will not recognize any income upon grant of the award, nor will our Company be entitled to a deduction at that time. Upon payment with respect to such an award, the recipient will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the amount of cash paid and/or the fair market value of our common stock issued at that time.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees.” Our board of directors and the compensation committee intend to consider the potential impact of Section 162(m) on grants made under the 2022 Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceed the deduction limit of Section 162(m).

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of common stock and each grantee receiving an award of shares of common stock under the 2022 Plan to pay any federal, state or local taxes required by law to be withheld.

New Plan Benefits

The compensation committee and the board of directors retain discretion under the 2022 Plan to determine which directors, officers, employees and consultants will receive awards and the amount and type of awards. Therefore, we are not able to determine the total number of individuals who will participate in the 2022 Plan or the total amount of awards granted thereunder.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of additional shares under the 2022 Plan with the SEC pursuant to the Securities Act after approval of the amended and restated 2022 Plan by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL

NO. 3 TO APPROVE THE AMENDMENT AND RESTATEMENT OF OUR 2022 OMNIBUS EQUITY

INCENTIVE PLAN, AND ADOPT THE FOLLOWING RESOLUTION:

“RESOLVED, that the amended and restated 2022 Omnibus Equity Incentive Plan is hereby APPROVED.”

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Proposal No. 4:	Approval of Issuance of Common Stock Upon Exercise of Certain Warrants issued pursuant to the November 2024 Warrant Inducement in Accordance with Nasdaq Listing Rule 5635(d).

What am I voting on?	Approval of the issuance of up to an aggregate of 1,637,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).
Vote recommendation:	“FOR” the approval of the issuance of up to an aggregate of 1,637,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).
Vote required:	A majority in voting power of the of the votes cast on the proposal (excluding abstentions and broker non-votes).
Effect of abstentions:	None.
Effect of broker non-votes:	None.

General

We are asking stockholders to approve the issuance of the shares of our common stock underlying the A-2 Warrants (such shares, the “A-2 Shares”), as discussed below, in accordance with Nasdaq Listing Rule 5635(d), as described in more detail below.

Warrant Issuance

On November 5, 2024, we entered into a warrant exercise inducement offer letter agreement (the “Inducement Letter”) with certain holders (the “Holders”) of outstanding (i) Series A Common Stock purchase warrants (the “Series A Warrants”) exercisable for up to an aggregate of 199,950 shares of our common stock, (ii) Series B Common Stock purchase warrants (the “Series B Warrants”) exercisable for up to an aggregate of 139,950 shares of our common stock, (iii) Series A-1 Common Stock purchase warrants (the “Series A-1 Warrants”) exercisable for up to an aggregate of 392,000 shares of common stock, and (iv) Series B-1 Common Stock purchase warrants (the “Series B-1 Warrants”) exercisable for up to an aggregate of 86,600 shares of common stock (collectively, the “Existing Warrants”), which Existing Warrants were issued by us on December 11, 2023 and August 2, 2024. The Series A Warrants and the Series B Warrants were exercisable at an exercise price of $12.50 per share and the Series A-1 Warrants and the Series B-1 Warrants were exercisable at an exercise price of $3.46 per share.

Pursuant to the Inducement Letter, the Holders agreed to exercise the Existing Warrants for cash at a reduced exercise price of $2.06 per share in consideration of the Company’s agreement to issue each Holder new warrants to purchase up to a number of shares of common stock equal to 200% of the number of shares of common stock issued pursuant to such Holders’ exercise of Existing Warrants, comprised of new Series A-2 warrants to purchase up to 1,637,000 shares of our common stock (the “Series A-2 Warrants”) with an exercise term of five years from the initial exercise date. The initial exercise date of the Series A-2 Warrants is the Series A-2 Stockholder Approval Date (as defined below), and the exercise price thereof is $2.06 per share. If all of the Series A-2 Warrants are exercised in full, the Company will receive aggregate gross proceeds of approximately $3.4 million.

Additionally, on March 5, 2025, the Company entered into an Amendment to the Series A-2 Warrants (the “Warrant Amendment”), which amended warrants to purchase up to 957,000 shares of common stock issued to the purchaser of the amended warrants on November 6, 2024 to reduce the exercise price of the amended warrants to $1.00 per share.

The issuance of the A-2 Shares is subject to stockholder approval in accordance with Nasdaq Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Series A-2 Stockholder Approval” and the date on which Series A-2 Stockholder Approval is received and deemed effective, the “Series A-2 Stockholder Approval Date”). We agreed to convene a stockholders’ meeting on or before the 120th day following the closing of the warrant inducement transaction to approve the issuance of the A-2 Shares upon exercise of the Series A-2 Warrants, if required, with the recommendation of our board of directors that such proposal be approved. We agreed to solicit proxies from our stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. Consequently, we are including this Proposal No. 4 in this proxy statement.

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We agreed to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) to register the resale of the shares of common stock underlying the A-2 Warrants and to use commercially reasonable efforts to cause such registration statement to become effective within 120 days of its initial filing. We filed such registration statement and it was declared effective by the SEC on December 26, 2024.

The summary of the terms of the A-2 Warrants above is qualified in its entirety by reference to the copy of the form of the Series A-2 Warrant, which is included herewith as Annex B, and incorporated herein by reference. You should read this summary together with the form evidencing the A-2 Warrants.

Stockholder Approval

As described above, pursuant to the Inducement Letter, we agreed to hold a meeting of stockholders on or before the 120th day following the closing of the warrant inducement transaction to obtain Series A-2 Stockholder Approval. The recommendation of our board of directors is that such proposal be approved, we are soliciting proxies from our stockholders in connection therewith. If we do not obtain Series A-2 Stockholder Approval at this Annual Meeting, we are required to call a meeting of stockholders every 90 days thereafter to seek Series A-2 Stockholder Approval until the earlier of the date that Series A-2 Stockholder Approval is obtained or the A-2 Warrants are no longer outstanding. As discussed above, one of the purposes of the Annual Meeting is to satisfy the above requirement of the Inducement Letter.

A vote in favor of this Proposal No. 4 is a vote “FOR” approval of the issuance of the A-2 Shares upon exercise of the Series A-2 Warrants issued under the terms of the Inducement Letter. The exercise of the Series A-2 Warrants, in their entirety, could result in the issuance of 20% or more of our common stock outstanding as of November 6, 2024, the date that we issued the Series A-2 Warrants.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

The Series A-2 Warrants were issued in connection with the exercise of the Existing Warrants pursuant to the terms of the Inducement Letter (as further described above) but were not and are not exercisable at all prior to Series A-2 Stockholder Approval. Accordingly, because the A-2 Shares issuable upon exercise of the Series A-2 Warrants issued under the Inducement Letter total more than 19.99% of our outstanding shares of common stock on the date the Series A-2 Warrants were issued, and because the Series A-2 Warrants further have anti-dilutive rights, we are seeking stockholder approval of this proposal in respect of the issuance of the shares of common stock upon the exercise of the Series A-2 Warrants pursuant to Nasdaq Listing Rule 5635(d).

Potential Adverse Effects - Dilution and Impact on Existing Stockholders

The issuance of shares of common stock upon exercise of the Series A-2 Warrants will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the A-2 Shares. This means also that our current stockholders will own a smaller interest in us as a result of the exercise of the Series A-2 Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the A-2 Shares could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

If the Series A-2 Warrants are exercised in full for cash, a total of 1,637,000 shares of common stock will be issuable to the Holder of the Series A-2 Warrants and this dilutive effect may be material to current stockholders of the Company.

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Risks Related to the Series A-2 Warrants

Provisions of the Series A-2 Warrants could discourage an acquisition of us by a third party.

Certain provisions of the Series A-2 Warrants could make it more difficult or expensive for a third party to acquire us. The Series A-2 Warrants prohibit us from engaging in certain transactions constituting “fundamental transactions” unless, in certain situations and among other things, the surviving entity assumes our obligations under the Series A-2 Warrants. Further, the Series A-2 Warrants provide that, in the event of certain transactions constituting “fundamental transactions,” with some exceptions, holders of such warrants will have the right, at their option, to receive from us or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of our common stock in the fundamental transaction in the amount of the Black Scholes value (as described in such warrants) of the unexercised portion of the applicable Series A-2 Warrants on the date of the consummation of the fundamental transaction. These and other provisions of the Series A-2 Warrants could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to the holders of our common stock.

The Series A-2 Warrants may be accounted for as liabilities and the changes in value of such Series A-2 Warrants may have a material effect on our financial results.

We are currently evaluating the terms of the Series A-2 Warrants. It is possible that we and/or our auditors will conclude that, because of the terms of such Series A-2 Warrants, such Series A-2 Warrants should be accounted for as liability instruments. As a result, we would be required to classify the Series A-2 Warrants as liabilities. Under the liability accounting treatment, we would be required to measure the fair value of these instruments at the end of each reporting period and recognize changes in the fair value from the prior period in our operating results for the current period. As a result of the recurring fair value measurement, our financial statements and results of operations may fluctuate quarterly based on factors that are outside our control. In the event the Series A-2 Warrants are required to be accounted for under liability accounting treatment, we will recognize noncash gains or losses due to the quarterly fair valuation of these warrants, which could be material. The impact of changes in fair value on our financial results may have an adverse effect on the market price of our common stock and/or our stockholders’ equity, which may make it harder for us to, or prevent us from, meeting the continued listing standards of Nasdaq.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4 TO AUTHORIZE

THE ISSUANCE OF THE A-2 SHARES UPON EXERCISE OF THE SERIES A-2 WARRANTS ISSUED

UNDER THE TERMS OF THE INDUCEMENT LETTER AND PURSUANT TO NASDAQ LISTING

RULE 5635(d).

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Proposal No. 5:	Approval of Issuance of Common Stock Upon Exercise of Certain Warrants issued in the March 2025 PIPE in Accordance with Nasdaq Listing Rule 5635(d).

What am I voting on?	Approval of the issuance of up to an aggregate of 2,105,265 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).
Vote recommendation:	“FOR” the approval of the issuance of up to an aggregate of 2,105,265 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).
Vote required:	A majority in voting power of the of the votes cast on the proposal (excluding abstentions and broker non-votes).
Effect of abstentions:	None.
Effect of broker non-votes:	None.

General

We are asking stockholders to approve the issuance of the shares of our common stock underlying the Series A-3 Warrants (such shares, the “A-3 Shares”), as discussed below, in accordance with Nasdaq Listing Rule 5635(d), as described in more detail below.

Warrant Issuance

On March 5, 2025, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional accredited investor (the “Investor”), pursuant to which the Company agreed to issue and sell, in a private placement priced at-the-market under the rules of The Nasdaq Stock Market (the “Private Placement”), an aggregate of (i) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 2,105,265 shares (the “Pre-Funded Warrant Shares”) of common stock, and (ii) Series A-3 common stock purchase warrants (the “Series A-3 Warrants” and, together with the Pre-Funded Warrants, the “Warrants”) to purchase up to an aggregate of 2,105,265 shares of common stock (the “A-3 Shares” and, together with the Pre-Funded Warrant Shares, the “Warrant Shares”). The purchase price of each Pre-Funded Warrant was $0.9499. The Private Placement closed on March 7, 2025, and the Company executed and delivered the Warrants.

Each A-3 Warrant has an initial exercise price of $1.00 per share (subject to adjustments as set forth therein) and is exercisable upon the Series A-3 Stockholder Approval Date (as defined below). The Series A-3 Warrants will expire five years from the Series A-3 Stockholder Approval Date. Under the terms of the Warrants, a holder will not have the right to exercise any portion of the Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of the Company’s common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. However, upon notice from the holder to the Company, the holder may increase the beneficial ownership limitation to 9.99% of the number of the Company’s common stock outstanding immediately after giving effect to the exercise of Warrants.

Pursuant to the Purchase Agreement, within 10 calendar days of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company has agreed to file a registration statement (the “Registration Statement”) with the SEC to register the resale of the Warrant Shares. The Company further agreed to use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC within 75 days after the date of the closing of the Private Placement.

The issuance of the A-3 Shares is subject to stockholder approval in accordance with Nasdaq Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Series A-3 Stockholder Approval” and the date on which the Series A-3 Stockholder Approval is received and deemed effective, the “Series A-3 Stockholder Approval Date”). We agreed to convene a stockholders’ meeting on or before the 90th following the closing of the Private Placement to approve the issuance of the A-3 Shares upon exercise of the Series A-3 Warrants, if required, with the recommendation of our board of directors that such proposal be approved. We agreed to solicit proxies from our stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. Consequently, we are including this Proposal No. 5 in this proxy statement.

The summary of the terms of the Series A-3 Warrants above is qualified in its entirety by reference to the copy of the form of the Series A-3 Warrant, which is included herewith as Annex C, and incorporated herein by reference. You should read this summary together with the form evidencing the Series A-3 Warrants.

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Stockholder Approval

As described above, pursuant to the Purchase Agreement, we agreed to hold a meeting of stockholders on or before the 90th day following the closing of Private Placement to obtain Series A-3 Stockholder Approval. The recommendation of our board of directors is that such proposal be approved, we are soliciting proxies from our stockholders in connection therewith. If we do not obtain Series A-3 Stockholder Approval at this Annual Meeting, we are required to call a meeting of stockholders every 90 days thereafter to seek Series A-3 Stockholder Approval until the earlier of the date that the Series A-3 Stockholder Approval is obtained or the Series A-3 Warrants are no longer outstanding. As discussed above, one of the purposes of the Annual Meeting is to satisfy the above requirement of the Purchase Agreement.

A vote in favor of this Proposal No. 5 is a vote “FOR” approval of the issuance of the A-3 Shares upon exercise of the Series A-3 Warrants issued under the terms of the Purchase Agreement. The exercise of the Series A-3 Warrants, in their entirety, could result in the issuance of 20% or more of our common stock outstanding as of March 5, 2025, the date that we issued the Series A-3 Warrants.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

The Series A-3 Warrants were issued in connection with the Private Placement (as further described above) but were not and are not exercisable at all prior to Series A-3 Stockholder Approval. Accordingly, because the A-3 Shares issuable upon exercise of the Series A-3 Warrants issued under the Private Placement total more than 19.99% of our outstanding shares of common stock on the date the Series A-3 Warrants were issued, and because the Series A-3 Warrants further have anti-dilutive rights, we are seeking stockholder approval of this proposal in respect of the issuance of the shares of common stock upon the exercise of the Series A-3 Warrants pursuant to Nasdaq Listing Rule 5635(d).

Potential Adverse Effects - Dilution and Impact on Existing Stockholders

The issuance of shares of common stock upon exercise of the Series A-3 Warrants will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the A-3 Shares. This means also that our current stockholders will own a smaller interest in us as a result of the exercise of the Series A-3 Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the A-3 Shares could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

If the Series A-3 Warrants are exercised in full for cash, a total of 2,105,265 shares of common stock will be issuable to the Holder of the Series A-3 Warrants and this dilutive effect may be material to current stockholders of the Company.

25

Risks Related to the Series A-3 Warrants

Provisions of the Series A-3 Warrants could discourage an acquisition of us by a third party.

Certain provisions of the Series A-3 Warrants could make it more difficult or expensive for a third party to acquire us. The Series A-3 Warrants prohibit us from engaging in certain transactions constituting “fundamental transactions” unless, in certain situations and among other things, the surviving entity assumes our obligations under the Series A-3 Warrants. Further, the Series A-3 Warrants provide that, in the event of certain transactions constituting “fundamental transactions,” with some exceptions, holders of such warrants will have the right, at their option, to receive from us or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of our common stock in the fundamental transaction in the amount of the Black Scholes value (as described in such warrants) of the unexercised portion of the applicable Series A-3 Warrants on the date of the consummation of the fundamental transaction. These and other provisions of the Series A-3 Warrants could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to the holders of our common stock.

The Series A-3 Warrants may be accounted for as liabilities and the changes in value of such Series A-3 Warrants may have a material effect on our financial results.

We are currently evaluating the terms of the Series A-3 Warrants. It is possible that we and/or our auditors will conclude that, because of the terms of such Series A-3 Warrants, such Series A-3 Warrants should be accounted for as liability instruments. As a result, we would be required to classify the Series A-3 Warrants as liabilities. Under the liability accounting treatment, we would be required to measure the fair value of these instruments at the end of each reporting period and recognize changes in the fair value from the prior period in our operating results for the current period. As a result of the recurring fair value measurement, our financial statements and results of operations may fluctuate quarterly based on factors that are outside our control. In the event the Series A-3 Warrants are required to be accounted for under liability accounting treatment, we will recognize noncash gains or losses due to the quarterly fair valuation of these warrants, which could be material. The impact of changes in fair value on our financial results may have an adverse effect on the market price of our common stock and/or our stockholders’ equity, which may make it harder for us to, or prevent us from, meeting the continued listing standards of Nasdaq.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5 TO AUTHORIZE

THE ISSUANCE OF THE A-3 SHARES UPON EXERCISE OF THE Series A-3 WARRANTS ISSUED

UNDER THE TERMS OF THE PURCHASE AGREEMENT AND PURSUANT TO NASDAQ LISTING

RULE 5635(d).

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EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names and ages of all of our executive officers and directors as of April 7, 2025.

Name	Age	Position
Stephen C. Glover	65	Chief Executive Officer, President, and Chairman
Karen A. Cashmere	73	Chief Commercial Officer
Peter Wolfe	57	Chief Financial Officer and Secretary
Pablo A. Guzman, M.D.	75	Chief Medical Officer and Senior Vice President of Medical Affairs
Robert G. Finizio	54	Director
Gregory Freitag	63	Director
Min Chul Park, Ph.D.	43	Director
James Sapirstein	63	Director

Executive Officers

Biographical information regarding our executive officers as of April 7, 2025 is set forth below. Our executive officers are appointed by our board of directors.

Stephen C. Glover. Mr. Glover is one of our co-founders and has served as our Chief Executive Officer, President and Chairman since December 2022. Mr. Glover served as Chief Executive Officer and President of Old ZyVersa from March 2014 to December 2022, a member of the board of directors from March 2014 to September 2021, and Chairman from September 2021 to December 2022. Mr. Glover is formerly the Co-Founder of Coherus Biosciences where he was focused on business strategy, partnerships, product development efforts, and capitalization of the company. Prior to Coherus, he was the President of Insmed Therapeutic Proteins (from 2007 to 2010), as well as Chief Business Officer of Insmed Incorporated (from 2007 to 2010). At Insmed, Mr. Glover was responsible for the creation of the biosimilar business unit and the divestiture of the business to Merck. As Chief Business Officer he led Insmed’s strategic review process which resulted in the merger of Insmed and Transave. Mr. Glover received his B.S. in Marketing from Illinois State University. Mr. Glover has multifaceted experience in Fortune 100, start up, and entrepreneurial environments and he serves on the board of PDS Biotechnology, The Coulter Foundation (University of Miami) and Asclepius Lifesciences. Mr. Glover was selected to serve on our board of directors based on his extensive experience in the therapeutics industry, his deep knowledge of ZyVersa and his ongoing experience as a board member of other life sciences companies. Mr. Glover was appointed to our board of directors by ZyVersa pursuant to the Business Combination Agreement.

Karen A. Cashmere. Ms. Cashmere has served as our Chief Commercial Officer since December 2022. Ms. Cashmere served in the same capacity at Old ZyVersa from January 2019 to December 2022, and as Acting Vice President, Development and Marketing from August 2014 to January 2019. Ms. Cashmere has more than 25 years’ experience in business planning and execution for biopharmaceutical and medical device companies ranging in size from start-up to Fortune 100 companies. She formerly led the Marketing Communications function at Mako Surgical Corporation, an emerging robotic orthopedics company, where she was responsible for creating awareness and driving sales of Robotic Arm Systems priced at over $1 million each and their associated implants for partial knee and total hip arthroplasty.

Peter Wolfe. Mr. Wolfe has served as our Chief Financial Officer and Secretary since December 2022. Mr. Wolfe served as Senior Vice President, Finance and Administration at Old ZyVersa from 2019 to December 2022, and prior to that had served as Vice President of Finance from October 2015 to 2019. Mr. Wolfe has spent his career in various financial roles in the financial services, specialty finance, and the pharmaceutical/healthcare industries. Most recently Mr. Wolfe has spent his time cultivating start-up organizations in various healthcare entities, often dealing with complicated business models to develop a financial framework for success for many of these first of their kind businesses. Mr. Wolfe has spent the last 24 years of his career in the healthcare industry with one fourth of that time spent at Kos Pharmaceuticals, a publicly traded, fully-integrated specialty pharmaceutical company. Mr. Wolfe has his BBA from the University of Miami and his MBA from the University of Pittsburgh.

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Pablo A. Guzman, M.D. Dr. Guzman has served as our Chief Medical Officer and Senior Vice President of Medical Affairs since January 2023. Prior to that, he was a consultant with us beginning January 2015. Since 2017, Dr. Guzman has served on the Scientific Advisory Board at Therapeutic Solutions International, Inc., a company focused on immune modulation. He received his Bachelor’s degree in Biology from St Peter’s University in Jersey City in 1971, his Medical Degree from the University of Puerto Rico School of Medicine in 1975, and his Interventional Cardiology Fellowship at The Johns Hopkins Hospital in Baltimore in 1980. He is Board certified in Internal Medicine (1978) and Cardiovascular Diseases (1981). He joined the staff at Johns Hopkins in 1980 and his duties included patient care, teaching, and both clinical and basic science research in the dog lab. He has over 30 articles in peer reviewed journals and many abstracts, some of them presented in national meetings including the American Heart Association and the American College of Cardiology. Dr. Guzman sits on the Board of Trustees at Holy Cross Health, a member of Trinity Health since 2015. He sits on the Scientific Advisory Board of Campbell Neurosciences Inc. and Therapeutics Solutions International.

Non-Employee Directors

Biographical information as of April 7, 2025 and the attributes, skills, and experience of each director that led our nominating and corporate governance committee and our board of directors to determine that such individual should serve as a director are discussed below.

Robert G. Finizio. Mr. Finizio has served as a member of our board of directors since December 2022. Mr. Finizio served in the same capacity at Old ZyVersa from September 2018 to December 2022. Mr. Finizio is currently the Executive Director of PleoPharma a, pharmaceutical development company focused on finding safe and effective FDA approved treatments for substance use disorders where therapies are lacking. Mr. Finizio is the Co-Founder of TherapeuticsMD Inc., an innovative women’s health pharmaceutical company, and served as its Chief Executive Officer and Director from 2008 to November 2021. Mr. Finizio has over 20 years of healthcare experience. Mr. Finizio sits on the board of directors for two non-profit organizations, BioFlorida and the Boca Raton Police Foundation. Mr. Finizio graduated from the University of Miami with a Bachelor of Arts degree majoring in Premed and Psychology. Mr. Finizio was selected to serve on our board of directors based on his extensive experience with early-stage company development in the healthcare industry. Mr. Finizio was appointed to our board of directors by ZyVersa pursuant to the Business Combination Agreement.

Gregory Freitag. Gregory Freitag has served as a member of our board of directors since January 2023. Mr. Freitag is currently a member of the board of directors of PDS Biotechnology Corporation (NASDAQ: PDSB), a clinical-stage immunotherapy company developing a growing pipeline of targeted cancer and infectious disease immunotherapies based on its proprietary Veramune and Infectimune T cell-activating platforms. He served from February 2011 until June 2024 as a member of the board of directors of Axogen, Inc. (NASDAQ: AXGN), a leading regenerative medicine company dedicated to peripheral nerve repair. Mr. Freitag was Axogen’s Special Counsel from June 2020 until March 2021, General Counsel from September 2011 until June 2020, Chief Financial Officer from September 2011 until May 2014 and August 2015 until March 2016, and Senior Vice President Business Development from May 2014 until October 2018. Mr. Freitag holds a J.D. from the University of Chicago and a B.A. in Economics & Business and Law & Society from Macalester College, Minnesota. Mr. Freitag was selected to serve on the Board and as the chair of the Company’s Audit Committee because of his proven leadership and experience as a senior-level executive, his particular knowledge of public companies, including reporting, compliance and financial markets related thereto, his finance management and legal expertise, his former position as a public company chief financial officer and over 30 years of experience in the life sciences sector.

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Min Chul Park, Ph.D. Dr. Park has served as a member of our board of directors since December 2022. Mr. Park served in the same capacity at Old ZyVersa from May 2021 to December 2022. Dr. Park is an Assistant Professor at Inje University’s College of Pharmacy. Dr. Park was formerly the Chief Executive Officer, and Director of Curebio Therapeutics, a biopharmaceutical company in Seoul, Korea, which develops peptide drugs for cancer, alopecia, and wound care, from October 2020 to April 2022. Dr. Park also served as Executive Vice President, CTO, and Director of Curebio from August 2017 to March 2022. Dr. Park served as an Adjust Professor at Korea University’s Department of Pharmacy from March 2019 to February 2022. With 10 years in the pharmaceutical industry, Dr. Park has worked in the field of drug target discovery, assay development, and drug candidate optimization. He has expertise in basic and applied molecular and cellular biology. In his former role at Curebio Therapeutics, Dr. Park led financing and business development deals, including co-development agreements with three pharmaceutical companies, and one in-license deal. Additionally, he developed cosmetic peptides, and he co-developed antibodies, circulating tumor cell-based diagnostics, and a cancer stem cell assay system. Additionally, Dr. Park is a co-founder of TME Therapeutics, Co. and is currently on its Scientific Advisory Board. Until 2017, Dr. Park was CEO and Director at Neomics Co. in Seoul, Korea, where he helped expand the contract experiment and biomaterial business, and he led efforts to merge Neomics with Curebio and Bumyoung Bio Co., Ltd to form Curebio. Dr. Park developed cosmetic peptides, and a dermatology peptide drug candidate that he out-licensed. Dr. Park began his career as a Senior Research Associate at Medicinal Bioconvergence Research Center at Seoul National University, where he developed and led an out-licensing deal for an exosome isolation device, and he was responsible for two out-licensing deals for an anti-tumorigenic peptide. Dr. Park obtained his Ph.D. in pharmaceutical bioscience at the Seoul National University, Department of Pharmacy. Dr. Park was selected to serve on our board of directors based on his in-depth knowledge of the pharmaceutical industry and drug development technology. Dr. Park was appointed to our board of directors by ZyVersa pursuant to the Business Combination Agreement.

James Sapirstein. Mr. Sapirstein has served as a member of our board of directors since January 2023. Mr. Sapirstein is currently the Chairman of Onconetix, Inc (ONCO:NASDAQ). He served as Chairman and CEO of Entero Therapeutics (ENTO:NASDAQ) from October 2019 until February 2025. Mr. Sapirstein served as Chief Executive Officer of Contravir Pharmaceuticals from March 2014 until October 2018. All of these are publicly listed companies. Mr. Sapirstein has raised over $600 Million dollars in venture capital and public capital markets financing in his various engagements as Chief Executive Officer. He was named as a Finalist for the Ernst & Young Entrepreneur of the Year award in 2015 as well as in 2016. He was Chairman of the Board for BioNJ, an association of biopharma industries in New Jersey from February 2017 to February 2019. In addition, he is a member of the Board of Directors for BIO (Biotechnology Innovation Organization), the leading biotechnology trade organization promoting public policy and networking in the healthcare space, where he sits on the Emerging Companies Section Governing Board and Health Section Board. Mr. Sapirstein was selected to serve as a member of the Board because of his extensive experience as an executive in the biotech and pharmaceutical sectors and as a director for multiple public companies in such sectors.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Family Relationships

There are no family relationships among the members of the board of directors and executive officers.

Independence of the Board of Directors

As required under The Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The board of directors consults with our counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the board of directors has affirmatively determined that all of our current directors, other than Mr. Glover due to his position as our current Chief Executive Officer and President, are independent within the meaning of the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. In making this determination, the board of directors found that none of the independent nominees for director had a material or other disqualifying relationship with the Company.

Board Leadership Structure

Stephen C. Glover serves as the Chairman of our board of directors, as well as our Chief Executive Officer and President. Our board of directors periodically monitors the potential benefits and consequences of splitting the roles of Chairman and principal executive officer, but has determined that, at this time, it is appropriate and in our best interest for such roles to remain vested in one person due to our current size, the size of our board of directors, and the participation of our independent directors in the oversight of our operations and strategy. Our board of directors does not have a lead independent director, as we believe that the current size of our board of directors permits all of our independent directors to actively participate in this oversight role. As we grow in size, our board of directors will continue to evaluate the appropriateness of splitting the roles of Chairman and principal executive officer and creating a lead independent director position.

As discussed above, except for our Chief Executive Officer, our board of directors is comprised of independent directors. The active involvement of these independent directors, combined with the qualifications and significant responsibilities of our Chief Executive Officer, provide balance in the board of directors and promote strong, independent oversight of our management and affairs.

Role of the Board of Directors in Risk Oversight

The board of directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The board of directors regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with each. The audit committee’s charter mandates the audit committee to review and discuss with management and our independent registered public accounting firm, as appropriate, our major financial risk exposures and the steps taken by management to monitor and control these exposures. The compensation committee is responsible for supervising, administering and evaluating incentive, equity-based and other compensatory plans of the Company in which executive officers and key employees participate. The nominating and corporate governance committee manages risks associated with the independence of the board of directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks.

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In addition, the Company has embedded environmental, social, and governance (“ESG”) considerations in our governance structures (including in the charters of the nominating and corporate governance and the audit committees of our board of directors), strategies, risk management, and reporting. The oversight of the board of directors of ESG matters is integrated into our governance structures, including the nominating and corporate governance committee responsibility in reviewing the Company’s policies, practices and disclosures with respect to sustainability and ESG factors; the audit committee responsibility for reviewing management’s use of non-GAAP ESG measures and metrics; and the compensation committee’s responsibility for reviewing and discussing with management our initiatives, programs and approach regarding equity and inclusion. The Company’s management works to identify priority ESG issues for the Company.

Meetings of the Board of Directors

Our board of directors met four times during 2024. Each member of the board of directors attended 75% or more of the aggregate number of meetings of the board of directors and of the committees on which the member served, held during the portion of 2025 for which the member was a director or committee member.

As required under applicable Nasdaq listing standards, during the fiscal year ended December 31, 2024, the Company’s independent directors met at least twice in regularly scheduled executive sessions at which only independent directors were present.

Committees of the Board of Directors

The board of directors has an audit committee, a compensation committee, and a nominating and corporate governance committee. The board of directors has adopted a written charter for each committee that is available to stockholders on the Investors Relations section of our website at http://www.zyversa.com.

The following table provides membership information for each of the committees of the board of directors as of April 7, 2025:

Name	Audit	Compensation	Nominating and Corporate Governance
Robert G. Finizio	√	√*
Gregory Freitag	√*		√
Stephen C. Glover
Min Chul Park, Ph.D.		√	√
James Sapirstein	√	√	√*

Below is a description of the audit committee, compensation committee, and nominating and corporate governance committee of the board of directors. Our board of directors may from time to time establish other committees. The Company’s Chief Executive Officer and other executive officers regularly report to the non-executive directors and the audit committee, the compensation committee, and the nominating and corporate governance committee to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of our board of directors provides appropriate risk oversight of the Company’s activities. Each of the committees has authority to engage legal counsel and other advisors, as each deems necessary or appropriate to carry out such committee’s duties and responsibilities.

Audit Committee

Our board of directors has determined that each member of the audit committee qualifies as an independent director under the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 under the Exchange Act. The audit committee held four meetings and acted through written consent in lieu of holding a meeting one time during 2024.

The board of directors determined that Gregory G. Freitag qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The board of directors made a qualitative assessment of Mr. Freitag’s level of knowledge and experience based on a number of factors, including his educational background, past experience including as CFO of numerous companies, and service on other boards of directors.

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The purpose of the audit committee is to assist the board of directors in fulfilling its responsibility to oversee: (a) the integrity of the Company’s financial statements, the Company’s accounting and financial reporting processes and financial statement audits, (b) the Company’s compliance with legal and regulatory requirements, (c) the Company’s systems of internal control over financial reporting and disclosure controls and procedures, (d) the independent auditor’s engagement, qualifications, performance, compensation and independence, (e) review and approval of related party transactions in accordance with the Policies and Procedures for Related Party Transactions, (f) compliance with the Company’s Code of Business Conduct and Ethics and the Audit Committee Procedures for Reporting Potential Wrongdoing, (g) the communication among the Company’s independent auditors, the Company’s financial and senior management and the board of directors, and (h) assessment and management of risk, including oversight of information technology and cybersecurity risk management. Our board of directors has adopted a written charter for the audit committee, which is available free of charge on our corporate website (http://www.zyversa.com).

Report of the Audit Committee of the Board of Directors

The audit committee reviewed and discussed the audited financial statements for the year ended December 31, 2024 with the Company’s management. The audit committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee also received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Gregory Freitag (Chairperson)

Robert G. Finizio

James Sapirstein

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our board of directors has determined that each member of the compensation committee qualifies as an independent director under the Nasdaq Listing Rules. The compensation committee held one meeting and acted through written consent in lieu of holding a meeting one time during 2024.

The purpose of the compensation committee is to evaluate, recommend, approve and review executive officer and director compensation arrangements, plans and programs of the Company and to administer the Company’s cash-based and equity-based plans for employees and consultants. The compensation committee’s principal functions are to: (1) review and approve all forms of non-equity and equity-based compensation of the Company’s executive officers and directors; (2) administer the Company’s equity-based compensation plans; and (3) produce an annual report on executive compensation for use in the Company’s proxy statement to the extent required under the federal securities laws. Our board of directors has adopted a written charter for the compensation committee, which is available free of charge on our corporate website (http://www.zyversa.com).

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Compensation Committee Processes and Procedures

Typically, the compensation committee will meet at least twice annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chairperson of the compensation committee, in consultation with the Chief Executive Officer. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in compensation committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding the Chief Executive Officer’s compensation.

The compensation committee may delegate such of its authority and responsibilities as it deems proper to subcommittees of the compensation committee, subject to all applicable laws and regulations.

Under its charter, the compensation committee has the sole authority and right, at the expense of the Company, to retain legal and other consultants, experts and advisers of its choice to assist the compensation committee in connection with its functions, including any studies or investigations, and has direct oversight of the work performed by such advisers. In connection with the retention of such advisers (other than in-house legal counsel), the compensation committee must consider the factors related to the independence of such advisers, including with respect to each such adviser (or the adviser’s employer): (a) the provision of other services to the Company by such adviser (or their employer); (b) the amount of fees received from the Company, as a percentage of the total revenue of such adviser (or their employer); (c) the policies and procedures of such adviser (or their employer) that are designed to prevent conflicts of interest; (d) any business or personal relationship of such adviser (or their employer) with a member of the compensation committee or an executive officer of the Company; (e) any shares of Company capital stock or other Company securities owned by such adviser (or their employer); and (f) such other factors as the compensation committee deems relevant or may be required from time to time pursuant to the applicable SEC rules or the Exchange Act; however, there is no requirement that any adviser be independent. The compensation committee has the sole authority to approve the fees and other retention terms of such advisers.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee was at any time during fiscal year 2024, or at any other time, one of our officers or employees. None of our executive officers have served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our board of directors or member of our compensation committee.

Nominating and Corporate Governance Committee

Our board of directors has determined that each member of the nominating and corporate governance committee qualifies as an independent director under the Nasdaq Listing Rules. The nominating and corporate governance committee held one meeting and acted through written consent in lieu of holding a meeting one time during 2024.

The purpose of the nominating and corporate governance committee is to exercise general oversight with respect to the governance of the board of directors of the Company by (i) identifying, reviewing the qualifications of, and recommending to the board of directors proposed nominees for election to the board of directors , consistent with criteria approved by the board of directors , (ii) selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of stockholders, (iii) overseeing the annual evaluation of the board of directors and management, and (iv) recommending director nominees to the board of directors for each committee of the board of directors. Our board of directors has adopted a written charter for the nominating and corporate governance committee, which is available free of charge on our corporate website (http://www.zyversa.com).

The nominating and corporate governance committee makes recommendations to the full board of directors regarding the size of the board of directors, the composition of the board of directors, the process for filling vacancies on the board of directors and the tenure of members of the board of directors. It also makes recommendations to the board of directors regarding the criteria for board of directors and committee membership, including a description of any specific, minimum qualifications that the nominating and corporate governance committee believes must be met by a director nominee, and a description of any specific qualities or skills that the nominating and corporate governance committee believes are necessary for one or more of the Company’s directors to possess, and periodically reassesses the adequacy of such criteria and submits any proposed changes to the board of directors for approval. In identifying and evaluating proposed director candidates, the nominating and corporate governance committee considers the extent to which a nominee will contribute to an appropriately diverse board of directors and may consider, in addition to the minimum qualifications and other criteria for board of directors membership approved by the board of directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the board of directors.

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The nominating and corporate governance committee will consider director candidates properly recommended by stockholders. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates, based on whether or not the candidate was recommended by a stockholder. However, if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate individuals for election to the board of directors, the selection and nomination of such director nominees shall be governed by such contract or other arrangement and shall not be the responsibility of the nominating and corporate governance committee. Stockholders who wish to recommend individuals for consideration by the nominating and corporate governance committee to become nominees for election to the board of directors may do so by delivering a written recommendation to the nominating and corporate governance committee at the following address: 2200 N. Commerce Parkway, Suite 208, Weston, Florida, 33326. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on the Company’s website. The Company’s Code of Business Conduct and Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of its code of ethics on its corporate website (http://www.zyversa.com).

Stockholder Communications with the Board of Directors

Stockholders and interested parties may communicate with the Company’s board of directors, any committee chairperson, or the non-management directors as a group by writing to the board of directors or committee chairperson in care of ZyVersa Therapeutics, Inc. at 2200 N. Commerce Parkway, Suite 208, Weston, FL 33326, Attention: Stephen Glover and Peter Wolfe, with copies to Thompson Hine LLP at 300 Madison Avenue, 27th Floor, New York, New York 10017, Attention: Faith L. Charles. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson, or all non-management directors.

Hedging and Pledging Policy

The Company has an Insider Trading Policy that prohibit directors and employees from engaging in short sales of the Company’s securities; purchases or sales of puts, calls, or other derivative securities based on the Company’s securities; or purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities.

Our Insider Trading Policy also prohibits directors and employees from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan, subject to an exception for pledging Company securities as collateral for a loan (other than a margin loan) if the director or employee clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and upon approval by our Chief Financial Officer.

While the Company has not adopted a formal policy governing transactions by the Company in its securities, the Company will not engage in transactions in Company securities, or adopt any securities repurchase plans, while in possession of material non-public information relating to the Company or its securities other than in compliance with applicable law, subject to the policies and procedures adopted by the Company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of the Company’s common stock as of April 7, 2025 by:

●	each of the Company’s named executive officers, directors, and director nominees;

●	all of the Company’s executive officers, directors, and director nominees as a group; and

●	each person known to be the beneficial owner of more than 5% of the outstanding common stock of the Company.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of April 7, 2025. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of April 7, 2025 or subject to restricted stock units that vest within 60 days of April 7, 2025 are considered outstanding and beneficially owned by the person holding such warrants, options, or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Certain beneficial owners of our common stock own warrants to purchase shares of our common stock that contain blockers preventing the holder from exercising its warrants if as a result of such exercise the holder would beneficially own more than 4.99% or 9.99%, as applicable, of our common stock. In preparing the table below, we have given affect to those blockers where applicable. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o ZyVersa Therapeutics, Inc., 2200 N. Commerce Parkway, Suite 208, Weston, Florida 33326.

The beneficial ownership of our common stock is based on 2,568,191 shares of common stock issued and outstanding as of April 7, 2025, based on our knowledge and publicly available information. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o ZyVersa Therapeutics, Inc., 2200 N. Commerce Parkway, Suite 208, Weston, Florida 33326.

Name and Address of Beneficial Owners	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and named executive officers
Stephen C. Glover(1)	4,965	*
Min Chul Park, Ph.D.(2)	203	*
Robert G. Finizio(3)	260	*
Peter Wolfe(4)	953	*
Karen Cashmere(5)	650	*
Pablo A. Guzman, M.D.(6)	468	*
James Sapirstein(7)	88	*
Gregory Freitag(8)	88	*
All executive officers, directors, and director nominees as a group (8 individuals)	7,675	*
Other 5% beneficial owners
Armistice Capital Master Fund Ltd.(9)	285,037	9.99%

*	Indicates beneficial ownership of less than 1%.

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(1)	Includes 1,821 shares of Common Stock held by Stephen C. Glover and affiliates, consisting of (i) 1,308 shares of Common Stock held of record by Stephen C. Glover; (ii) 126 shares of Common Stock held of record by MedicaRx Inc.; (iii) 245 shares of common stock held of record by Asclepius Life Sciences Fund, LP; and (iv) 142 shares of Common Stock held of record by Asclepius Master Fund, LTD. The amount also includes options and warrants that are exercisable as of or within 60 days of March 20, 2025 for 2,912 and 232, respectively, shares of Common Stock. Mr. Glover is the managing director of MedicaRx Inc., the managing director of Asclepius Master Fund, LTD, and the managing member of Asclepius Life Sciences Fund, LP.

(2)	Represents options that are exercisable as of or within 60 days of April 7, 2025 for 203 shares of common stock.

(3)	Represents options that are exercisable as of or within 60 days of April 7, 2025 for 260 shares of common stock.

(4)	Represents: (i) 127 shares of Common Stock; and (ii) options and warrants that are exercisable as of or within 60 days of April 7, 2025 for 774 and 52, respectively, shares of common stock.

(5)	Represents options that are exercisable as of or within 60 days of April 7, 2025 for 650 shares of Common Stock.

(6)	Represents: (i) 76 shares of Common Stock; and (ii) options and warrants that are exercisable as of or within 60 days of April 7, 2025 for 366 and 26, respectively, shares of Common Stock.

(7)	Represents options that are exercisable as of or within 60 days of April 7, 2025 for 88 shares of common stock.

(8)	Represents options that are exercisable as of or within 60 days of April 7, 2025 for 88 shares of common stock.

(9)	Represents 285,037 shares of Common Stock issuable upon exercise of pre-funded warrants, but excludes 1,820,228 shares of Common Stock underlying such pre-funded warrants that are not currently exercisable as a result of a 9.99% beneficial ownership limitation blocker contained in such warrants. Also excludes warrants to purchase 3,062,465 shares of Common Stock, which become exercisable upon receipt of stockholder approval. The securities are held of record by Armistice Capital Master Fund Ltd. Steve Boyd is the CIO of Armistice Capital, LLC and has sole voting and dispositive power over the securities held by Armistice Capital Master Fund Ltd. The business address for Armistice Capital Master Fund Ltd.is 510 Madison Avenue, 7th Floor, New York NY 10022

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transaction Policy

Our board of directors has adopted a written Policy and Procedures for Related Person Transactions (the “Related Person Transaction Policy”) that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the aggregate amount involved will or may be expected to exceed $100,000, and in which any related person had, has or will have a direct or indirect material interest.

A “Related Person” means:

●	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

●	any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities;

●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

●	any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

The Company has policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the audit committee has the responsibility to review related party transactions.

Pursuant to the Related Person Transactions Policy, each director and executive officer of the Company, each person nominated to stand for election as a director and each person who beneficially owns more than 5% of any class of the Company’s voting securities must provide the Company’s Principal Financial Officer with prior written notice of any proposed Related Person Transaction and such Related Person Transaction must be approved in accordance with the Related Person Transactions Policy. Such approval must be granted by the audit committee or, in certain circumstances, the Chairperson of the audit committee. In approving or rejecting any such proposal, the audit committee, or the Chairperson of the audit committee, is to consider all of the relevant facts and circumstances available to them, including, but not limited to: the benefits to the Company; the impact on a director’s independence in the event the Related Person is a director, an immediately family member of a director or an entity in which a director is a partner, shareholder or executive officer; (c) the availability of other sources for comparable products or services; (d) the terms of the transaction; and (e) the terms available to unrelated third parties.

If a Related Party Transaction is pending or ongoing, it must be submitted to the audit committee or the Chairperson of the audit committee promptly, and the audit committee or the Chairperson of the audit committee must consider all of the relevant facts and circumstances available to them, including, but not limited to: (a) the benefits to the Company; (b) the impact on a director’s independence in the event the Related Person is a director, an immediately family member of a director or an entity in which a director is a partner, shareholder or executive officer; (c) the availability of other sources for comparable products or services; (d) the terms of the transaction; and (e) the terms available to unrelated third parties or to employees generally. Based on the conclusions reached, the audit committee (or the Chairperson) shall consider whether to ratify the Related Person Transaction or recommend that the Related Person Transaction be amended, terminated or otherwise modified.

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In addition, if the Related Person Transaction is completed, the audit committee must evaluate the transaction, taking into account the same factors described above, to determine if rescission of the transaction and/or any disciplinary action is appropriate, and shall request that the Principal Financial Officer evaluate the Company’s controls and procedures to ascertain the reason the transaction was not submitted to the audit committee (or the Chairperson) for prior approval and whether any changes to these procedures are recommended.

Compensation Arrangements of Officers and Directors

See the “Executive Compensation” section of this proxy statement for information regarding compensation arrangements with the executive officers and directors of the Company, which include, among other things, employment, termination of employment and change in control arrangements, stock awards, and certain other benefits.

Indemnification of Officers and Directors

The Company has entered into indemnification agreements with each of its directors and named executive officers. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company also intends to enter into indemnification agreements with its future directors and executive officers. For a more fulsome description of the indemnification agreements refer to the disclosure in “Executive Compensation.”

Certain Related Person Transactions

In addition to the compensation arrangements with directors and executive officers described under the sections titled “Director Compensation” and “Executive Compensation” in this proxy statement, the following is a description of each transaction since January 1, 2023 and each currently proposed transaction in which:

●	we have been or are to be a participant;

●	the amount involved exceeds or will exceed $120,000; and

●	any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Certain of the transactions described in this section were entered into prior to the adoption of the Related Person Transaction Policy. Certain of the foregoing and following disclosures are summaries of certain provisions of our related party agreements, and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. Copies of certain of the agreements (or forms of the agreements) have been filed as exhibits to our filings with the SEC, and are available electronically on the website of the SEC at http://www.sec.gov.

Post Business Combination Related Party Transactions

Private Placement

On June 5, 2023, we issued an aggregate of 8,698 shares of common stock (the “Lockup Extension Shares”) to certain investors in a private placement (including to certain members of Larkspur Health LLC, a Delaware limited liability company (the “Sponsor”)) in exchange for increasing the duration of their lockup period until July 31, 2023 with respect to an aggregate of 5,651 shares of common stock underlying all securities of the Company held by such investors. The Lockup Extension Shares are not subject to the lockup extension but are subject to Securities Act restrictions.

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Engagement Letter(s)

On January 19, 2023, in connection with our recently completed best efforts offering pursuant to our registration statement on Form S-1 filed with the SEC on January 27, 2023, as amended (File No. 333-269442), we entered into an engagement letter with A.G.P/Alliance Global Partners (“A.G.P.”), which at the time beneficially owned over 5% of our common stock, pursuant to which we paid A.G.P., as placement agent, a cash fee equal to 4.0% of the aggregate purchase price paid by each purchaser of securities sold in such offering and reimbursed A.G.P. $100,000 for certain expenses incurred in connection with such offering. A.G.P. also previously served as the underwriter of our IPO and the placement agent for the PIPE, as further described below under “Pre-Business Combination Related Party Transactions of Larkspur.”

Consulting Agreement

On January 22, 2015, we entered into a consulting agreement, as amended, with Dr. Pablo Guzman, our Chief Medical Officer and Senior Vice President of Medical Affairs, to provide us services in his capacity as our acting chief medical officer. Pursuant to the consulting arrangement, since December 12, 2020 we (i) made cash payments to Dr. Guzman in an aggregate amount equal to $207,984; and (ii) granted to Dr. Guzman options to purchase 87 shares of our common stock, at exercise prices ranging from $3,965.50 to $5,726.00 per share. The consulting arrangement with Dr. Guzman was terminated effective as of his employment with the Company on January 26, 2023.

PIPE Transactions and PIPE Related Agreements

PIPE Subscription Agreement

In connection with the Business Combination, we entered into the PIPE Subscription Agreement, as amended with certain investors (the “PIPE Investors”) (including Daniel J. O’Connor, a director of Larkspur since its inception who remained a director of the Company upon completion of the Business Combination, and Steven Glover, the Company’s Chief Executive Officer and former Chief Executive Officer and President of Old ZyVersa), pursuant to which, among other things, we sold to the PIPE Investors, in a private placement that closed immediately prior to the closing of the Business Combination, an aggregate of (i) 8,636 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “PIPE Shares”) for an aggregate purchase price of $8,635,000, convertible into shares of common stock at a conversion price initially equal to $3,500.00 per share (subject to a downward adjustment to no lower than the floor price of $700.00 per share based on the public trading price of the shares of our common stock calculated at 90 days and 150 days following the effective date of the registration statement with respect to registration of such securities) issuable upon the conversion of the PIPE Shares in accordance with the terms of the Series A Certificate of Designation, subject to certain adjustments; and (ii) common stock purchase warrants (each, a “PIPE Warrant”) to purchase up to a number of shares of common stock initially equal to 100% of the shares of common stock issued and issuable upon conversion of the PIPE Shares in accordance with the terms of the Series A Certificate of Designation and the Warrant, with an exercise price initially equal to $4,025.00 per share, subject to certain adjustments. The exercise price of the PIPE Warrants will be subject to certain adjustments including those resulting from (i) stock dividends and splits, (ii) subsequent rights offerings, (iii) pro-rata distributions, (iv) fundamental transactions, (v) certain voluntary adjustments and (vi) issuances of other securities at a price at or below the exercise price then in effect, in each case, in accordance with the terms of the PIPE Warrant. The Series A Certificate of Designation includes the right for the issuer to redeem such shares at 120% of the issue price of the PIPE Shares then outstanding. Additionally, the PIPE Subscription Agreement contains customary representations and warranties, and certain transfer restrictions. The closing of the sale of the PIPE Shares and the PIPE Warrants was conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Business Combination Agreement. The issuance of the securities pursuant to the PIPE Subscription Agreement was consummated substantially concurrently with the closing of the Business Combination.

As of April 7, 2025, (i) only 50 PIPE Shares were outstanding, and (ii) 13,944 PIPE Warrants were outstanding, all of which are exercisable at $700.00 per share .

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PIPE Warrant Agreement

In connection with the PIPE Subscription Agreement, we and the other PIPE Investors entered into a warrant agreement, pursuant to which we issued PIPE Warrants to purchase up to a number of shares of our common stock equal to 100% of the shares of common stock issuable upon conversion of the PIPE Shares, with an exercise price initially equal to $4,025.00 per share, subject to certain adjustments. The exercise price of the PIPE Warrants will be subject to certain adjustments including those resulting from (i) stock dividends and splits, (ii) subsequent rights offerings, (iii) pro-rata distributions, (iv) fundamental transactions, (v) certain voluntary adjustments and (vi) issuances of other securities at a price at or below the exercise price then in effect, in each case, in accordance with the terms of the PIPE Warrant.

PIPE Registration Rights Agreement

In connection with the consummation of the Business Combination, we and the PIPE Investors entered into a registration rights agreement (the “PIPE Registration Rights Agreement”), pursuant to which we agreed to prepare and file with the SEC, no later than five business days after the closing date of the Business Combination, a registration statement on Form S-1 under the Securities Act, covering the resale of all of the shares of common stock issuable upon conversion or exercise of the PIPE Shares and the PIPE Warrants issued pursuant to the PIPE Subscription Agreement and the PIPE Warrants. We are further required to use our best efforts to cause such initial registration statement (and additional registration statements required to be filed under the PIPE Registration Rights Agreement), to be declared effective by the SEC as soon as practicable after filing, but in no event later than 20 calendar days thereafter (or, 45 calendar days thereafter in the event of a “full review” by the SEC). In addition, pursuant to the terms of the PIPE Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to certain demand rights that may be exercised, the PIPE Investors shall also have certain “piggy-back” registration rights, subject to certain requirements and customary conditions. We will bear the expenses incurred in connection with the filing of any such registration statement.

Shareholder Support Agreement

On July 20, 2022, in connection with the Business Combination Agreement, Larkspur, Old ZyVersa (including all members of Old ZyVersa’s management and board of directors), and certain stockholders of Old ZyVersa (such stockholders, the “Key ZyVersa Shareholders”) entered into a Shareholder Support Agreement (the “Shareholder Support Agreement”), providing that, among other things, the Key ZyVersa Shareholders, whose ownership interests collectively represented the outstanding Old ZyVersa common stock and Old ZyVersa preferred stock (voting on an as-converted basis) sufficient to approve the Business Combination on behalf of Old ZyVersa, supported the approval and adoption of the Business Combination Agreement and the transactions contemplated thereby, and executed and delivered the Written Consent, within 48 hours of the Registration Statement on Form S-4 filed with the SEC in connection with the Business Combination becoming effective. The Shareholder Support Agreement terminated upon the closing of the Business Combination (the “Expiration Time”). The Key ZyVersa Shareholders also agreed, until the Expiration Time, to certain transfer restrictions (excluding the Conversion).

Lock-Up Agreement

In connection with the Shareholder Support Agreement, we and the Key ZyVersa Shareholders entered into a lock-up agreement, which we refer to as the “Lock-Up Agreement.” Pursuant to the Lock-Up Agreement, approximately 75% of the aggregate issued and outstanding securities issued to ZyVersa in connection with the Business Combination were subject to the restrictions described below from the closing until the termination of applicable lock-up periods. The Lock-Up Agreements are no longer in effect and this disclosure is made for historical purposes.

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We and the Key ZyVersa Shareholders agreed not to, without the prior written consent of the audit committee of the Company’s board of directors and subject to certain exceptions, during the applicable lock-up period:

●	sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, any shares of the Combined Entity’s common stock held by it immediately after the Acquisition Merger Effective Time or issued or issuable to it in connection with the Business Combination (including the Company’s common stock acquired as part of the PIPE Investment or issued in exchange for, or on conversion or exercise of, any securities issued as part of the PIPE Investment), any shares of the Company’s common stock issuable upon the exercise of options to purchase shares of the Company’s common stock held by it immediately after the Acquisition Merger Effective Time, or any securities convertible into or exercisable or exchangeable for the Company’s common stock held by it immediately after the Acquisition Merger Effective Time (the “Lock-Up Shares”);

●	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise; or

●	publicly announce any intention to effect any transaction specified in the foregoing clauses.

Pursuant to the Lock-Up Agreement, we and the Key ZyVersa Shareholders agreed to the foregoing transfer restrictions during the period beginning on the Closing Date and ending on the date that is the earlier of (x) 180 days after the Closing Date and (y) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transactions that result in all of the Company’s stockholders having the right to exchange their shares for cash, securities or other property. The Lock-Up Agreements are no longer in effect.

Amended and Restated Registration Rights Agreement

In connection with the Business Combination, that certain Registration Rights Agreement, dated December 10, 2021, by and among Larkspur and certain persons and entities holding securities of Larkspur (the “IPO Registration Rights Agreement”), was amended and restated, and the Company, the Sponsor, certain persons and entities holding securities of Larkspur prior to the Closing (together with the Sponsor, the “Larkspur Holders”) and certain persons and entities holding securities of Old ZyVersa prior to the Closing (the “ZyVersa Holders,” together with the Larkspur Holders, the “Registration Rights Holders”) entered into the Amended and Restated Registration Rights Agreement, dated December 12, 2022. Pursuant to the Amended and Restated Registration Rights Agreement, the Company agreed that, (i) the Registration Rights Holders will be allowed certain demand registration rights six months after the consummation of the Business Combination, (ii) the Company will use its commercially reasonable efforts to file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Registration Rights Holders (the “Resale Registration Statement”), and (iii) the Company will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. In certain circumstances, the Registration Rights Holders can demand up to two underwritten offerings and such holders will be entitled to customary piggyback registration rights. The Amended and Restated Registration Rights Agreement does not provide for the payment of any cash penalties by the Company if it fails to satisfy any of its obligations under the Amended and Restated Registration Rights Agreement.

Series B Purchase Agreement

In connection with the Business Combination, we agreed to issue to certain purchasers that provided services to us (including A.G.P.), in a private placement that closed immediately prior to the Closing of the Business Combination (“Series B Purchase Agreement”), an aggregate of 5,062 shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Shares”) for an aggregate purchase price of $5,062,000, convertible into shares of our common stock at a conversion price initially equal to $3,500.00 per share (subject to a downward adjustment to no lower than the floor price of $2,450.00 per share based on the public trading price of the shares of our common stock, calculated at 150 days following the effective date of the registration statement with respect to registration of such securities) issuable upon conversion of the Series B Shares in accordance with the terms of the Series B Certificate of Designation, subject to certain adjustments. The Series B Certificate of Designation includes the right for the issuer to redeem such shares at 120% of the issue price of the Series B Shares then outstanding. Additionally, the Series B Purchase Agreement contains customary representations and warranties, and certain transfer restrictions. The closing of the sale of the Series B Shares was conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Business Combination Agreement. The issuance of the securities was consummated substantially concurrently with the closing of the Business Combination.

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Series B Registration Rights Agreement

In connection with the Series B Purchase Agreement, we and the other the Purchasers (including A.G.P.) entered into a registration rights agreement (the “Series B Registration Rights Agreement”), pursuant to which we filed with the SEC a registration statement on Form S-1 (or other applicable registration statement) under the Securities Act, which covers the resale of all of the shares of common stock issuable upon conversion or exercise of the Series B Shares issued pursuant to the Series B Purchase Agreement. We are further required to use our best efforts to cause such initial registration statement (and additional registration statements required to be filed under the Registration Rights Agreement), to be declared effective by the SEC as soon as practicable after filing. In addition, pursuant to the terms of the Series B Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to certain demand rights that may be exercised, the Purchasers shall also have certain “piggy-back” registration rights, subject to certain requirements and customary conditions. We will bear the expenses incurred in connection with the filing of any such registration statement.

Bridge Financing

From March 2022 to December 2022, Old ZyVersa conducted a private placement offering of shares of its Series A Convertible Preferred Stock and warrants (the “Bridge Warrants”) to purchase shares of Old ZyVersa’s common stock (the “Bridge Financing”). The shares of Series A Convertible Preferred Stock converted automatically immediately prior to the consummation of the Business Combination into shares of Old ZyVersa common stock. Such shares of Old ZyVersa common stock were exchanged (at the exchange ratio) for 3,634 shares of our common stock (of which 936 shares were related to the Bridge Financing and the remainder were from the conversion of the 2021 Promissory Note Financing conversion into the Bridge Financing) upon consummation of the Business Combination. Also, upon consummation of the Business Combination, the outstanding Bridge Warrants were assumed and converted (based on the merger exchange ratio) into a warrant to purchase shares of our common stock. The replacement Warrants are exercisable for 3,634 shares of our common stock (of which 936 of the warrants were from the Bridge Financing and the remainder were from the conversion of the 2021 Promissory Note Financing conversion into the Bridge Financing) with an initial exercise price equal to $2,415.00 per share (as adjusted to give effect to the Business Combination), subject to certain adjustments. Certain affiliates of the Company participated as investors in the Bridge Financing.

Pre-Business Combination Related Party Transactions of Old ZyVersa

2021 Promissory Note Financing

Between February and March 2021, Old ZyVersa issued an aggregate of $5.23 million in principal amount of convertible promissory notes (the “2021 Notes”). Incon Co., Ltd., a more than 5% shareholder of Old ZyVersa, purchased an aggregate principal amount of $2,500,000 of 2021 Notes, Stephen Glover, Old ZyVersa’s Chief Executive Officer, purchased an aggregate principal amount of $300,000 of 2021 Notes, and Peter Wolfe, the Company’s Chief Financial Officer and previously Senior Vice President, Finance and Administration at Old ZyVersa, purchased an aggregate principal amount of $100,000 of 2021 Notes. The 2021 Notes bear interest at the rate of 6% per annum, compounded daily, and were due on December 31, 2021. In the event ZyVersa commences a debt financing after February 15, 2021 (the “Qualified Debt Financing”), the 2021 Notes shall automatically convert into a promissory note in the same form and with the same terms and conditions as those issued in the Qualified Debt Financing and in a principal amount equal to the then outstanding principal and accrued and unpaid interest under the 2021 Notes (the “Note Obligations”). Upon the Closing by the Company of a minimum of $500,000 equity financing after February 15, 2021 (the “Qualified Equity Financing”), the 2021 Notes shall automatically convert into the equity securities sold in a Qualified Equity Financing (the “Subsequent Round Securities”) at the same price and on the same terms and conditions received by any investor in such Qualified Equity Financing. The number of Subsequent Round Securities to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) an amount equal to the Note Obligations outstanding on the closing of such Qualified Equity Financing by the lowest price per security at which the Subsequent Round Securities are sold in the Qualified Equity Financing (the “Conversion Price”). If at any time before the Qualified Equity Financing, a change of control occurs, an amount equal to the Note Obligations outstanding on the closing of such change of control shall automatically convert simultaneously with the closing of the change of control at the price of $3.25 per share. On July 8, 2022, as a result of the Series A Preferred Stock Financing (which resulted in a Qualified Equity Financing with cumulative gross proceeds that exceeded $500,000), the 2021 Notes consisting of $5,230,000 of principal and $428,888 of accrued interest, automatically converted into 1,802,193 shares of Series A Preferred Stock, at an effective conversion price of $3.14 per share of Series A Preferred Stock. In addition, Series A Warrants to purchase 2,035,571 shares of common stock were issued to the former 2021 Note holders upon the automatic conversion of the Series A Preferred Stock, which occurred upon the closing of the Business Combination. These securities were ultimately converted into and on the same terms as the securities issued in the Bridge Financing.

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Registration Rights Agreement

In November 2016, in connection with a private placement of Old ZyVersa’s common stock (the “2016 Old ZyVersa Financing”), Old ZyVersa entered into a Registration Rights Agreement (the “2016 Registration Rights Agreement”) with each investor that participated in the 2016 Financing. Pursuant to the 2016 Registration Rights Agreement, each investor in the 2016 Financing was granted piggyback registration rights whereby if Old ZyVersa proposes to register any shares of capital stock for sale by Old ZyVersa under the Securities Act on a form that would allow for the registration of the investors’ shares of common stock, each investor in the 2016 Financing would have the right to include their shares of Old ZyVersa’s common stock in such registration statement. The 2016 Registration Rights Agreement terminated automatically upon the closing of the Business Combination.

In the 2016 Old ZyVersa Offering, Stephen Glover, Old ZyVersa’s Chief Executive Officer, along with entities associated with Mr. Glover, purchased an aggregate of $550,000 worth of Old ZyVersa’s common stock, and an entity associated with Shawn Titcomb, a 5% shareholder of Old ZyVersa, purchased $200,000 worth of Old ZyVersa’s common stock.

2014 Old ZyVersa Shareholders Agreement

On April 11, 2014, Old ZyVersa and three 5% shareholders, Shawn Titcomb, Nico Pronk and Nathan Cali, as well as Stephen Glover, Old ZyVersa’s Chief Executive Officer, entered into a Shareholders Agreement (the “2014 Old ZyVersa Shareholder Agreement”), whereby each shareholder-party thereto agreed to vote all of their respective voting securities in such a way to ensure that (i) the number of directors of Old ZyVersa remains at all times at three directors, and (ii) Shawn Titcomb, Nico Pronk and Stephen Glover are elected and continue to serve as Old ZyVersa directors.

The 2014 Old ZyVersa Shareholders Agreement also contains certain transfer restrictions on the securities owned by the shareholder-parties thereto, subject to certain customary exceptions. Pursuant to the 2014 Old ZyVersa Shareholders Agreement, each shareholder-party thereto has a right of first refusal if any other shareholder-party thereto receives a bona fide offer to sell its securities from a third party. On October 28, 2016, Nobel International Investments, Inc., a more than 5% shareholder of Old ZyVersa’s common stock and an entity affiliated with Mr. Pronk, executed a Joinder Agreement and was made party to the 2014 Old ZyVersa Shareholders Agreement, pursuant to the same terms as the other parties thereto. The 2014 Old ZyVersa Shareholders Agreement terminated automatically upon the closing of the Business Combination.

Pre-Business Combination Related Party Transactions of Larkspur

On April 4, 2021, Larkspur entered into an agreement (the “Brio Agreement”) with Brio Financial Group (“Brio Financial”), pursuant to which Brio Financial provided certain financial and accounting services to Larkspur, including, but not limited to, assisting Larkspur with developing and documenting a monthly and quarterly accounting closing process, preparing financial statements, maintaining Larkspur’s accounting system and its internal debt and equity ledgers, preparing the MD&A portion of quarterly and annual reports, and evaluating its internal controls over financial reporting. Under the Brio Agreement, Larkspur agreed to pay Brio Financial a fixed price of $15,000 for initial services and a fixed monthly rate of $1,750 for recurring services, which commenced in June 2021. Larkspur also agreed to reimburse Brio Financial for travel and other out-of-pocket costs. The term of the Brio Agreement commenced on April 4, 2021 and continued in effect until its termination on December 31, 2022. David S. Briones, Larkspur’s former Chief Financial Officer, Treasurer, Secretary and Director, was the managing member of Brio Financial and owned 100% of Brio Financial’s equity interest. The approximately value of the Brio Agreement was $48,250 and the approximate value of Mr. Briones’s interest in the Brio Agreement was $48,250.

In connection with the consummation of the Business Combination, Larkspur entered into a Series B Purchase Agreement with A.G.P., covering the issuance of 4,026 Series B Shares to A.G.P., in consideration of A.G.P.’s activities on our behalf, including identifying potential target businesses and performing due diligence on suitable business combinations, for an aggregate purchase price of approximately $4,026,000, including, (i) placement agent fees of 6.0% in connection with the PIPE in an amount equal to approximately $506,000, (ii) deferred underwriting discount of 4.5% in connection with our IPO in an amount equal to $3,495,000, and (iii) non-accountable expenses in an amount equal to $25,000.

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Prior to the closing of Larkspur’s initial public offering, Larkspur Health LLC’s investors agreed to loan Larkspur up to an aggregate of $750,000 to be used for a portion of the expenses of this offering. These loans are non-interest bearing, unsecured and were due at the earlier of December 31, 2021 or the closing of Larkspur’s initial public offering out of the estimated $1,176,000 of offering proceeds that was allocated to the payment of related offering expenses (other than underwriting commissions).

After Larkspur’s initial business combination, members of its management team who remain with the combined company may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to its stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Larkspur entered into customary agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in its Amended and Restated Certificate of Incorporation. Larkspur’s bylaws also will permit them to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. Larkspur will purchase a policy of directors’ and officers’ liability insurance that insures its officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures it against its obligations to indemnify its officers and directors.

On May 7, 2021, the Sponsor purchased, pursuant to a written agreement, an aggregate of 915 private placement units from Larkspur for a purchase price of $3,500.00 per whole warrant in a private placement that occurred concurrently with the closing of the IPO and the underwriter’s exercise of their over-allotment option. Each private placement unit consists of three-thousandths of a share of Class A common stock and two-thousandths of one redeemable private placement warrant. Each private placement warrant entitles the holder to purchase three-thousandths of a share of class A common stock at a price of $4,025.00 per share, subject to adjustment. The underlying shares of common stock and private placement warrants (including the shares of common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of an initial business combination.

On May 7, 2021, Larkspur issued unsecured promissory notes (the “Promissory Notes”) to the Sponsor’s investors, which were amended and restated on October 7, 2021, pursuant to which Larkspur could borrow up to an aggregate principal amount of $750,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2021 and (ii) the completion of Larkspur’s initial public offering.

No compensation of any kind, including finder’s and consulting fees, will be paid to the Sponsor, officers and directors, or their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on Larkspur’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Larkspur’s audit committee reviewed on a quarterly basis all payments that were made by Larkspur to the Sponsor, officers, directors or their affiliates and determined which expenses and the amount of expenses would be reimbursed. There was no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on Larkspur’s behalf.

In addition, in order to finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor or certain of Larkspur’s officers and directors may, but are not obligated to, loan Larkspur funds as may be required (the “Working Capital Loans”). Such Working Capital Loans would be evidenced by the Promissory Notes. The notes may be repaid upon completion of a business combination, without interest. Such Units would be identical to the Private Placement Units. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of September 30, 2022, there were no amounts outstanding under the Working Capital Loans. Larkspur does not expect to seek loans from parties other than the Sponsor, its affiliates or its management team as it does not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the Trust Account.

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EXECUTIVE COMPENSATION

As we are an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to emerging growth companies.

Our “named executive officers” (“NEOs”) for the year ended December 31, 2024 were:

●	Stephen C. Glover, our Chief Executive Officer, President, and Chairman;

●	Peter Wolfe, our Chief Financial Officer and Secretary; and

●	Pablo A. Guzman, M.D., Chief Medical Officer and Senior Vice President of Medical Affairs.

Summary Compensation Table

The following Summary Compensation Table sets forth information regarding the compensation paid to, awarded to, or earned by our NEOs in 2024 and 2023 for services rendered in all capacities to us and our subsidiaries during 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	Total Compensation ($)

Stephen C. Glover	2024	550,000	-	-	550,000
Co-Founder, Chief Executive Officer, President and Chairman	2023	550,000	225,000	218,217	993,217

Peter Wolfe	2024	395,000	-	-	395,000
Chief Financial Officer and Secretary	2023	395,000	82,500	95,859	573,359

Pablo A. Guzman, M.D.	2024	350,000	-	-	350,000
Chief Medical Officer and Senior Vice President of Medical Affairs	2023	320,833	-	185,367	506,200

(1)	The amounts reported represent the aggregate grant date fair value of the stock options awarded under our 2022 Omnibus Equity Incentive Plan and 2014 Equity Incentive Plan in the years ended December 31, 2024 and December 31, 2023 respectively, calculated in accordance with FASB ASC Topic 718. See Note 9 to the financial statements contained in our Form 10-K for the year ended December 31, 2024 for the assumptions used in calculating the grant date fair value.

Narrative Disclosure to Summary Compensation Table

Executive Employment Agreements

Stephen C. Glover

Effective September 13, 2022, we entered into an executive employment agreement with Stephen C. Glover (the “Glover Agreement”), which provides that Mr. Glover’s employment is conditioned upon, among other things, his agreement and execution of a Proprietary Information & Restrictive Covenant Agreement.

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Under the terms of the Glover Employment Agreement, Mr. Glover serves as our Chairman, President, and Chief Executive Officer and receives a base salary of $550,000 annually, subject to our standard payroll practices. Mr. Glover’s base salary and future increases in compensation are subject to periodic review and approval by the board of directors. In addition, Mr. Glover is eligible to receive an annual performance-based cash bonus of up to fifty-five percent (55%) of Mr. Glover’s base salary, the exact amount of which is subject to review and determination by the board of directors, based upon Mr. Glover’s achievement of certain performance goals. Mr. Glover’s receipt of an annual bonus is also contingent upon Mr. Glover’s continued employment with us at the time such bonus is to be paid, otherwise the annual bonus is forfeited. In addition, pursuant to the terms of the Glover Employment Agreement, Mr. Glover may be eligible for certain grants of equity awards of our common stock, subject to vesting and other terms and conditions of our equity plan to which the award is granted and an agreement to be provided by us and entered into with Mr. Glover. Mr. Glover is also eligible to participate on the same basis as similarly situated employees in our benefit plans in effect from time during his employment.

Pursuant to the Glover Employment Agreement, we may terminate Mr. Glover’s employment at any time without Cause (as that term is defined in the New Glover Agreement) upon 10 days’ advance written notice to Mr. Glover. Provided Mr. Glover has not previously been notified of our intention to terminate his employment, Mr. Glover may resign from his employment with us for Good Reason (as that term is defined in the Glover Employment Agreement) upon 60 days’ advance written notice to us, upon which notice we have 30 days to cure the conditions that Mr. Glover considers to be Good Reason, subject to certain conditions set forth in the Glover Employment Agreement.

If Mr. Glover resigns for Good Reason or Mr. Glover’s employment is terminated without Cause, and, in each case, such resignation or termination constitutes a Separation from Service (as defined in the Glover Employment Agreement), then Mr. Glover shall be entitled to receive the Accrued Obligations (as defined in the Glover Employment Agreement) and, subject to Mr. Glover’s compliance with his obligations under the Glover Employment Agreement, the following severance benefits: (i) payment of an amount equal to Mr. Glover’s then current base salary for 24 months, paid in equal instalments; (ii) payment of an amount equal to any unpaid bonus earned for the year preceding Mr. Glover’s Separation from Service; (iii) payment of an amount equal to the greater of (A) the bonus paid for the performance year ending prior to Mr. Glover’s Separation from Service, and (B) the bonus that Mr. Glover would have earned for the performance year in which such Separation from Service occurs, in each case prorated for the period of Mr. Glover’s employment through the Separation of Service date; (iv) immediate vesting of any equity awards issued to Mr. Glover that are outstanding as of the date of Mr. Glover’s Separation of Service; and (iv) provided that Mr. Glover timely elects continued group health plan coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), reimbursement for certain COBRA health benefits for up to 18 months, subject in each case to the terms and conditions of the Glover Employment Agreement and applicable laws and regulations.

Notwithstanding the above, if we (or any surviving or acquiring corporation) terminate Mr. Glover’s employment without Cause or Mr. Glover resigns for Good Reason within 90 days before and 24 months following the effective date of a Change of Control (as defined in the Glover Employment Agreement), then Mr. Glover will be entitled to receive the Accrued Obligations and, subject to Mr. Glover’s compliance with his obligations under the Glover Employment Agreement, the same severance benefits that Mr. Glover would receive if he had resigned for Good Reason or his employment terminated without Cause, except that Mr. Glover will receive a bonus in an amount equal to fifty-five percent (55%) of Mr. Glover’s base salary in lieu of the amount set forth in (iii) in the above paragraph; provided however, that if the Change in Control is a change in ownership of a corporation, a change in the effective control of a corporation, or a change in ownership of a substantial portion of a corporation’s assets, the cumulative amount of the severance payments payable (or remaining payable) for such termination or resignation shall be paid in a single lump sum on or within 30 days following such Change in Control.

Pursuant to the Glover Employment Agreement, we may terminate Mr. Glover’s employment at any time for Cause upon 10 days’ advance written notice to Mr. Glover. In the event Mr. Glover’s employment is terminated at any time for Cause, Mr. Glover will not receive any severance compensation or benefits, except that, pursuant to our standard payroll policies, we shall pay to Mr. Glover the Accrued Obligations. Mr. Glover may resign from his employment with us at any time upon not less than 30 days’ advance written notice to us of such resignation. In the event Mr. Glover resigns from employment with us for any reason (other than a resignation for Good Reason), Mr. Glover will not receive any severance compensation or benefits, except that we shall pay and provide the Accrued Obligations.

Mr. Glover’s entitlement to receive certain severance benefits is conditioned upon, among other things, his obligation to sign and deliver an effective Release (as that term is defined in the New Glover Agreement) in a form acceptable to us by the 60th day following such termination or such earlier date as set forth in the Release.

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Peter Wolfe

Effective as of September 13, 2022, we entered into an executive employment agreement with Peter Wolfe (the “Wolfe Employment Agreement”) which , provides that Mr. Wolfe’s employment is conditioned upon, among other things, his agreement and execution of a Proprietary Information & Restrictive Covenant Agreement.

Under the terms of the Wolfe Employment Agreement, Mr. Wolfe serves as our Chief Financial Officer and receives a base salary of $395,000 annually, subject to our standard payroll practices. Mr. Wolfe’s base salary and future increases in compensation are subject to periodic review and approval by the board of directors. In addition, Mr. Wolfe is eligible to receive an annual performance-based cash bonus of up to forty percent (40%) of Mr. Wolfe’s base salary, the exact amount of which is subject to review and determination by the board of directors, based upon Mr. Wolfe’s achievement of certain performance goals. Mr. Wolfe’s receipt of an annual bonus is also contingent upon Mr. Wolfe’s continued employment with us at the time such bonus is to be paid, otherwise the annual bonus is forfeited. In addition, pursuant to the terms of the Wolfe Employment Agreement, Mr. Wolfe may be eligible for certain grants of equity awards of our common stock, subject to vesting and other terms and conditions of our equity plan to which the award is granted and an agreement to be provided by us and entered into with Mr. Wolfe. Mr. Wolfe is also eligible to participate on the same basis as similarly situated employees in our benefit plans in effect from time during his employment.

Pursuant to the Wolfe Employment Agreement, we may terminate Mr. Wolfe’s employment at any time without Cause (as that term is defined in the Wolfe Employment Agreement) upon written notice to Mr. Wolfe. Provided Mr. Wolfe has not previously been notified of our intention to terminate his employment, Mr. Wolfe may resign from his employment with us for Good Reason (as that term is defined in the Wolfe Employment Agreement) upon 30 days’ advance written notice to us, upon which notice we have 30 days to cure the conditions that Mr. Wolfe considers to be Good Reason, subject to certain conditions set forth in the Wolfe Employment Agreement

If Mr. Wolfe resigns for Good Reason or Mr. Wolfe’s employment is terminated without Cause, and, in each case, such resignation or termination constitutes a Separation from Service (as defined in the Wolfe Employment Agreement), then Mr. Wolfe shall be entitled to receive the Accrued Obligations (as defined in the Wolfe Employment Agreement) and, subject to Mr. Wolfe’s compliance with his obligations under the Wolfe Employment Agreement, the following severance benefits: (i) payment of an amount equal to Mr. Wolfe’s then current base salary for 12 months paid in equal instalments; (ii) payment of an amount equal to any unpaid bonus earned for the year preceding Mr. Wolfe’s Separation from Services; and (iii) provided that Mr. Wolfe timely elects continued group health plan coverage under COBRA, reimbursement for certain COBRA health benefits for up to 12 months, subject in each case to the terms and conditions of the Wolfe Employment Agreement and applicable laws and regulations.

Notwithstanding the above, if we (or any surviving or acquiring corporation) terminate Mr. Wolfe’s employment without Cause or Mr. Wolfe resigns for Good Reason within 90 days before and 24 months following the effective date of a Change of Control (as defined in the Wolfe Employment Agreement), then Mr. Wolfe will be entitled to receive the Accrued Obligations and, subject to Mr. Wolfe’s compliance with his obligations under the Wolfe Employment Agreement, the same severance benefits that Mr. Wolfe would receive if he had resigned for Good Reason or his employment terminated without Cause; provided, however, that if the Change in Control is a change in ownership of a corporation, a change in the effective control of a corporation, or a change in ownership of a substantial portion of a corporation’s assets, the cumulative amount of the severance payments payable (or remaining payable) for such termination shall be paid in a single lump sum on or within 30 days following such Change in Control. In addition, Mr. Wolfe will be entitled to (i) receive a bonus equal to forty percent (40%) of Mr. Wolfe’s then base salary, and (ii) an immediate vesting of any equity awards issued to Mr. Wolfe that are outstanding as of the closing of such Change in Control, provided that they are assumed or continued (in accordance with their terms) by the surviving entity in such Change in Control.

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Pursuant to the Wolfe Employment Agreement, we may terminate Mr. Wolfe’s employment at any time for Cause upon a 10 days’ advance written notice to Mr. Wolfe. In the event Mr. Wolfe’s employment is terminated at any time for Cause, Mr. Wolfe will not receive any severance compensation or benefits, except that, pursuant to our standard payroll policies, we shall pay to Mr. Wolfe the Accrued Obligations. Mr. Wolfe may resign from his employment with us at any time upon not less than 30 days’ advance written notice to us of such resignation. In the event Mr. Wolfe resigns from employment with us for any reason (other than a resignation for Good Reason), Mr. Wolfe will not receive or any severance compensation or benefits, except that we shall pay and provide the Accrued Obligations.

Mr. Wolfe’s entitlement to receive certain severance benefits is conditioned upon, among other things, his obligation to sign and deliver an effective Release (as that term is defined in the Wolfe Employment Agreement) in a form acceptable to us by the 60th day following such termination or such earlier date as set forth in the Release.

Pablo A. Guzman, M.D.

On January 26, 2023, we entered into an executive employment agreement with Dr. Pablo Guzman (the “Guzman Employment Agreement”), which provided that Dr. Guzman’s employment is conditioned upon, among other things, his agreement and execution of a Proprietary Information & Restrictive Covenant Agreement.

Under the terms of the Guzman Employment Agreement, Dr. Guzman serves as our Chief Medical Officer and Senior Vice President of Medical Affairs and receives a base salary of $350,000 annually, subject to our standard payroll practices. Dr. Guzman’s base salary and future increases in compensation are subject to periodic review and approval by the board of directors. In addition, Dr. Guzman is eligible to receive an annual performance-based cash bonus of up to thirty percent (30%) of Dr. Guzman’s base salary, the exact amount of which is subject to review and determination by the board of directors, based upon Dr. Guzman’s achievement of certain performance goals. Dr. Guzman’s receipt of an annual bonus is also contingent upon Dr. Guzman’s continued employment with us at the time such bonus is to be paid, otherwise the annual bonus is forfeited. In addition, pursuant to the terms of the Guzman Employment Agreement, Dr. Guzman may be eligible for certain grants of equity awards of our common stock, subject to vesting and other terms and conditions of our equity plan to which the award is granted and an agreement to be provided by us and entered into with Dr. Guzman. Dr. Guzman is also eligible to participate on the same basis as similarly situated employees in our benefit plans in effect from time during his employment.

Pursuant to the Guzman Employment Agreement, we may terminate Dr. Guzman’s employment at any time without Cause (as that term is defined in the Guzman Employment Agreement) upon a 10 days’ advance written notice to Dr. Guzman. Provided Dr. Guzman has not previously been notified of our intention to terminate his employment, Dr. Guzman may resign from his employment with us for Good Reason (as that term is defined in the Guzman Employment Agreement) upon 30 days written notice to us, upon which notice we have 30 days to cure the conditions that Dr. Guzman considers to be Good Reason, subject to certain conditions set forth in the Guzman Employment Agreement.

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If Dr. Guzman resigns for Good Reason or his employment is terminated without Cause and, in each case, such resignation or termination constitutes a Separation from Service (as defined in the Guzman Employment Agreement), then Dr. Guzman shall be entitled to receive the Accrued Obligations (as that term is defined in the Guzman Employment Agreement), and subject to Dr. Guzman’s compliance with his obligations under the Guzman Employment Agreement, the following severance benefits: (i) an amount equal to Dr. Guzman’s then current base salary for 12 months paid in equal installments; (ii) an amount equal to any unpaid bonus earned for the year preceding Dr. Guzman’s Separation from Services; and (iii) provided that Mr. Guzman timely elects continued group health plan coverage under COBRA reimbursement for certain COBRA health benefits for up to 12 months, subject in each case to the terms and conditions of the Guzman Employment Agreement and applicable laws and regulations.

Notwithstanding the above, if we (or any surviving or acquiring corporation) terminate Dr. Guzman’s employment without Cause or Dr. Guzman resigns for Good Reason within 90 days before and 24 months following the effective date of a Change of Control (as defined in the Guzman Employment Agreement), then Dr. Guzman will be entitled to receive the Accrued Obligations and, subject to Dr. Guzman’s compliance with his obligations under the Guzman Employment Agreement, the same severance benefits that Mr. Guzman would receive if he had resigned for Good Reason or his employment terminated without Cause; provided, however, that if the Change in Control is a change in ownership of a corporation, a change in the effective control of a corporation, or a change in ownership of a substantial portion of a corporation’s assets, the cumulative amount of the severance payments payable (or remaining payable) for such termination shall be paid in a single lump sum on or within 30 days following such Change in Control. In addition, Dr. Guzman will be entitled to (i) receive a bonus equal to thirty percent (30%) of Dr. Guzman’s then base salary, and (ii) an immediate vesting of any equity awards issued to Dr. Guzman that are outstanding as of the closing of such Change in Control, provided that they are assumed or continued (in accordance with their terms) by the surviving entity in such Change in Control.

Pursuant to the Guzman Employment Agreement, we may terminate Dr. Guzman’s employment at any time for Cause upon a 10 days’ advance written notice to Dr. Guzman. In the event Dr. Guzman’s employment is terminated at any time for Cause, Dr. Guzman will not receive any severance compensation or benefits, except that, pursuant to our standard payroll policies, we shall pay to Dr. Guzman the Accrued Obligations. Dr. Guzman may resign from his employment with us at any time upon not less than 30 days’ advance written notice to us of such resignation. In the event Dr. Guzman resigns from employment with us for any reason (other than a resignation for Good Reason), Dr. Guzman will not receive any severance compensation or benefits, except that we shall pay and provide the Accrued Obligations.

Dr. Guzman’s entitlement to receive certain severance benefits is conditioned upon, among other things, his obligation to sign and deliver an effective Release (as that term is defined in the Guzman Employment Agreement) in a form acceptable to us by the 60th day following such termination or such earlier date as set forth in the Release.

Annual Cash Bonuses

Pursuant to their employment agreements, each NEO is eligible to earn a cash incentive bonus based on company and individual achievement of performance targets established by the board of directors. The board of directors also has the authority to grant additional discretionary bonuses to our NEOs on a case-by-case basis. Any discretionary bonuses awarded to an NEO for the fiscal year ended December 31, 2024, are set forth above in the section titled, “Executive Employment Agreements.”

Employee Benefit Plans

In addition to any individual benefits set forth in each Named Executive Officer’s employment agreement (described above), the Named Executive Officers are generally eligible to participate in our executive and employee health and other employee benefit programs on the same basis as other employees of the Company subject to applicable law.

Our employee benefit plans include our medical, dental, vision, group life and accidental death and dismemberment insurance plans, in each case, on the same basis as all of our other employees.

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Outstanding Equity Awards at Fiscal Year-End 2024

	Option Awards (1)
Name	Grant Date	Number of securities underlying unexercised options exercisable (#)		Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($)	Option expiration date

Stephen C. Glover	10/28/2016	483	(2)	-		1,760.50	10/28/2026
Co-Founder, Chief Executive Officer,	4/2/2019	757	(4)	-		4,053.00	4/2/2029
President and Chairman	2/8/2021	361	(4)	-		5,726.00	2/8/2031
	2/3/2022	152	(4)	75	(4)	5,726.00	2/3/2032
	5/24/2023	543	(4)	1,084	(4)	152.50	5/24/2033

Peter Wolfe	10/21/2015	29	(4)	-		1,760.50	10/20/2025
Chief Financial Officer and Secretary	10/30/2017	29	(3)	-		1,760.50	10/30/2027
	4/2/2019	114	(4)	-		4,053.00	4/2/2029
	2/8/2021	63	(4)	-		5,726.00	2/8/2031
	1/28/2022	42	(4)	21	(4)	5,726.00	1/28/2032
	5/24/2023	239	(4)	476	(4)	152.50	5/24/2033

Pablo A. Guzman, M.D.	1/15/2015	9	(2)	-		1,760.50	1/14/2025
Chief Medical Officer and	3/1/2015	29	(4)	-		1,760.50	4/8/2025
Senior Vice President of Medical Affairs	4/2/2019	57	(4)	-		4,053.00	4/1/2029
	10/31/2020	32	(2)	-		5,726.00	10/31/2030
	12/31/2020	9	(2)	-		5,726.00	12/31/2030
	3/31/2021	13	(2)	-		5,726.00	3/31/2031
	6/30/2021	13	(2)	-		5,726.00	6/30/2031
	9/30/2021	13	(2)	-		5,726.00	9/30/2031
	12/31/2021	13	(2)	-		5,726.00	12/31/2031
	3/31/2022	13	(2)	-		5,726.00	3/31/2032
	6/30/2022	13	(2)	-		3,965.50	6/30/2032
	1/27/2023	96	(4)	190	(4)	738.50	1/27/2033

(1)	All of the outstanding stock option awards issued prior to January 1, 2023 were granted under the ZyVersa 2014 Stock Plan (the “2014 Plan”), and those issued thereafter under the ZyVersa 2022 Omnibus Equity Incentive Plan (the “2022 Plan”).
(2)	The shares underlying each option immediately vested on the applicable grant date.
(3)	One-third of the shares underlying each option vested on the grant date and the remaining vest in equal annual installments over two years from the applicable grant date.
(4)

The shares underlying each option vested or will vest in equal annual installments over three years from the applicable grant date, subject to continuous service with the Company on each such date.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, our board of directors and the Compensation Committee do not seek to time equity grants to take advantage of information, either positive or negative, about our Company that has not been publicly disclosed. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation .

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DIRECTOR COMPENSATION

2024 Non-Employee Director Compensation Table

The Board sets non-employee director compensation which is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of our common stock to further align their interests with those of our stockholders. In 2024, each non-employee director of the Company was eligible to receive an annual fee of $40,000 as a member of the Board and an additional fee of (a) $7,500 for Compensation Committee members, (b) $15,000 for the Chairman of the Compensation Committee, (c) $4,000 for Corporate Governance Committee members, (d) $8,000 for the Chairman of the Corporate Governance Committee, (e) $8,000 for Audit Committee members, and (f) $18,500 for the Chairman of the Audit Committee.

The following table sets forth the compensation earned by all non-employee directors during the fiscal year ended December 31, 2024:

Name	Fees earned or paid in cash (1) ($)	Option awards ($)	Total ($)

Gregory Freitag	62,500	-	62,500
James Sapirstein	63,500	-	63,500
Robert Finizio	63,000	-	63,000
Min Chul Park	51,500	-	51,500

(1)	All fees earned or paid in cash are included in accounts payable on the balance sheet of the consolidated financial statements included herein.

Actual fees earned or paid in cash, which are prorated for the amount of days on each of the committees in 2024, are as follows:

Mr. Freitag earned $40,000 as a member of the Board, $18,500 as the Chairman of the Audit Committee, and $4,000 as a member of the Nominating and Corporate Governance Committee.

Mr. Sapirstein earned $40,000 as a member of the Board, $7,500 as a member of the Compensation Committee, $8,000 as the Chairman of the Nominating and Corporate Governance Committee, and $8,000 as a member of the Audit Committee.

Mr. Finizio earned $40,000 as a member of the Board, $15,000 as the Chairman of the Compensation Committee, and $8,000 as a member of the Audit Committee.

Dr. Park earned $40,000 as a member of the Board, $7,500 as a member of the Compensation Committee, and $4,000 as a member of the Nominating and Corporate Governance Committee

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following is a summary of the fees and services provided by Marcum LLP (“Marcum”) to the Company for fiscal years 2024 and 2023:

For the Fiscal Year Ended December 31,

	2024		2023
Audit Fees(1)(2)		$290,775	$848,160
Audit-Related Fees(3)	$
Tax Fees(4)	$

Total Fees		$290,775	$848,160

(1)	Audit fees are fees for professional services rendered in connection with the audit of our consolidated financial statements, statutory filings and registration statements, review of interim financial statements, the review of documents filed with the Securities and Exchange Commission, comfort letters, consents and certain accounting and consultations in connect with the audits.

(2)	Audit fees for the years ended December 31, 2024 and 2023 include professional fees incurred by Ernst and Young of $56,775 and $663,160, respectively, and Marcum of $234,000 and $185,000, respectively.

(3)	Audit-related fees are fees for services related to accounting consultation and compliance with regulatory requirements and are not reported under “Audit Fees”.

(4)	Tax fees are for services related to tax compliance, tax planning and tax advice. These services included annual U.S. federal and state compliance and preparation of related tax returns and reports.

Pre-Approval Policies and Procedures

The audit committee has the authority and responsibility to pre-approve all audit, review, and non-audit services (including any internal control-related services) to be provided to us or our subsidiaries by the independent auditor. The audit committee may also establish pre-approval policies and procedures in compliance with applicable SEC rules. The pre-approval of services may be delegated to subcommittees of the audit committee consisting of one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.

The audit committee has determined that the rendering of services other than audit services by Marcum is compatible with maintaining the principal accountant’s independence.

All services rendered by Marcum for the year ended December 31, 2024 were pre-approved in accordance with the procedures set forth above.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Specific due dates for these reports have been established, and the Company is required to report any failure to comply therewith during the fiscal year ended December 31, 2024. During fiscal year ended December 31, 2024, each of Messrs. Finizio, Sapirstein, Freitag, Park, Glover, and Wolfe and Ms. Cashmere filed one late Form 4 with respect to one transaction.

To our knowledge, based solely on a review of the reports filed electronically with the SEC during the Company’s most recent fiscal year and, where applicable, written representations that no other reports were required, we believe that all other Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with in a timely manner during fiscal year ended December 31, 2024..

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

FORM 10-K INFORMATION; OTHER SEC FILINGS

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be read over the Internet at the SEC’s website at http://www.sec.gov or at our website at http://www.zyversa.com. The information contained on, or that can be accessed through, our website is not a part of this proxy statement. We have included our website address in this proxy statement solely as an inactive textual reference.

A copy of the Company’s Annual Report to the U.S. Securities and Exchange Commission on Form 10-K for the year ended December 31, 2024, is available without charge upon written request to: Secretary, ZyVersa Therapeutics, Inc., 2200 N. Commerce Parkway, Suite 208, Weston, Florida, 33326.

OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

We are planning for the possibility that the meeting may be held completely virtually over the Internet. If we take this step, we will announce the decision to do so via a press release and posting details on our website that will also be filed with the SEC as proxy material. As always, we encourage you to submit a proxy to vote your shares prior to the Annual Meeting.

By Order of the Board of Directors

Stephen C. Glover

Chief Executive Officer, President, and Chairman of the Board of Directors

__________, 2025

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Annex A

ZYVERSA THERAPEUTICS, INC.
2022 OMNIBUS EQUITY INCENTIVE PLAN
(as amended and restated on __________, 2025)

1. Establishment and Purpose

1.1 The purpose of the ZyVersa Therapeutics, Inc. 2022 Omnibus Equity Incentive Plan (the “Plan”) is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company (as defined herein) and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.

1.2 The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon the date set forth in Section 17.1 hereof.

1.3 The Plan is hereby amended and restated in its entirety, as set forth herein, effective on the date that the amendment and restatement is approved by the stockholders of the Company at the 2024 annual meeting.

2. Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

2.1 “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.

2.2 “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that applies to Awards.

2.3 “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.

2.4 “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award, including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

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2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means a Participant’s (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of Awardee’s employment or other service; (iii) use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (vi) below) to the Company or its Affiliates (other than due to a disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (v) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; (vi) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights; or (vii) any material breach of any policy of the Company or its Affiliates or any action that the Board, in its sole discretion, determines is reasonably likely to cause the Company or its Affiliates disgrace or disrepute. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.7 “Change in Control” shall be deemed to have occurred if any one of the following events shall occur:

(i) Any Person becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of Common Stock representing more than 50% of the total number of votes that may be cast for the election of directors of the Company; or

(ii) The consummation of any (a) merger or other business combination of the Company, (b) sale of all or substantially all of the Company’s assets or (c) combination of the foregoing transactions (a “Transaction”), other than a Transaction involving only the Company and one or more of its subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity or a parent entity; or

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(iii) Within any twelve (12)-month period beginning on or after the Effective Date, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board (or the board of directors of any successor to the Company); provided that any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Rule 14a-11 promulgated under the Exchange Act or any successor provision; or

(iv) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, (1) no event or condition shall constitute a Change in Control to the extent that, if it were, a penalty tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such penalty tax and (2) no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in the Plan or any Award Agreement shall exist, to the extent that the Board so determines by resolution adopted and not rescinded prior to the Change in Control; provided, however, that no such determination by the Board shall be effective if it would cause a Participant to be subject to a penalty tax under Section 409A of the Code.

2.8 “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9 “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.

2.10 “Common Stock” means the Company’s Common Stock, par value $0.0001 per share.

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2.11 “Company” means ZyVersa Therapeutics, Inc., a Delaware corporation, and any successor thereto as provided in Section 15.8.

2.12 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, director or consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, director or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Committee in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or an Affiliate’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law or permitted by the Committee. Unless the Committee provides otherwise, in its sole discretion, or as otherwise required by Applicable Law, vesting of Awards shall be tolled during any unpaid leave of absence by a Participant.

2.13 “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).

2.14 “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

2.15 “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

2.16 “Effective Date” means the date set forth in Section 17.1 hereof.

2.17 “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary.

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2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19 “Fair Market Value” of a share of Common Stock shall be, as applied to a specific date (i) the closing price of a share of Common Stock as of such date on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such date, the closing price of a share of Common Stock on the most recent date preceding such date on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices for the shares of Common Stock as of such date, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.

2.20 “Incentive Bonus Award” means an Award granted under Section 12 of the Plan.

2.21 “Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

2.22 “Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

2.23 “Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 13 hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.24 “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.

2.25 “Outside Director” means a director of the Board who is not an employee of the Company or a Subsidiary.

2.26 “Participant” means any Eligible Person who holds an outstanding Award under the Plan.

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2.27 “Person” shall mean, unless otherwise provided, any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”.

2.28 “Performance Goals” shall mean performance goals established by the Committee as contingencies for the grant, exercise, vesting, distribution, payment and/or settlement, as applicable, of Awards.

2.29 “Performance Shares” means a contractual right granted to an Eligible Person under Section 10 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.30 “Performance Unit” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.31 “Plan” means this ZyVersa Therapeutics, Inc. 2022 Omnibus Equity Incentive Plan, as it may be amended from time to time.

2.32 “Reporting Person” means an officer, director or greater than ten (10) percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.33 “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

2.34 “Restricted Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.35 “Securities Act” means the Securities Act of 1933, as amended.

2.36 “Stock Appreciation Right” or “SAR” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

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2.37 “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.38 “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3. Administration

3.1 Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to Section 16b-3 Award requirements referred to in Section 2.9 of the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.

3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have authority to amend the terms of an Award in any manner that is not inconsistent with the Plan (including without limitation to determine, add, cancel, waive, amend or otherwise alter any restrictions, terms or conditions of any Award, or extend the post-termination exercisability period of any Stock Option and/or Stock Appreciation Right); provided that neither the Board nor the Committee may, without shareholder approval, reduce or reprice the exercise price of any Stock Option and/or Stock Appreciation Right that exceeds the Fair Market Value of a share of Common Stock on the date of such repricing; and provided further that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent (for purposes of the foregoing, any action that causes an Incentive Stock Option to be treated as a Nonqualified Stock Option shall not be considered to have adversely affected a Participant’s rights). The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

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3.3 No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan or any Award or Award Agreement. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

4. Shares Subject to the Plan

4.1 Plan Share Limitation.

(a) Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 382,122 shares.

(b) The number of shares of Common Stock available for issuance under the Plan shall automatically increase on January 1st of each year commencing with the January 1 following the Effective Date and on each January 1 thereafter until the Expiration Date (as defined in Section 17.2 of the Plan), in an amount equal to four percent (4%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For avoidance of doubt, none of the additional shares of Common Stock available for issuance pursuant to this Section 4.1(b) shall be issued in respect of Incentive Stock Options.

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(c) Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award payable in shares of Common Stock is forfeited, canceled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Awards settled in cash shall not count against the foregoing maximum share limitation. Shares of Common Stock that otherwise would have been issued upon the exercise of a Stock Option or SAR or in payment with respect to any other form of Award, but are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

(d) Notwithstanding anything to the contrary herein, and subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Incentive Stock Options granted to Participants under the Plan shall be 5,000,000 shares.

4.2 Outside Director Limitation. Subject to adjustment as provided in Section 4.3, the accounting value of Awards granted under the Plan to any Outside Director during any calendar year shall not exceed $250,000 (inclusive of any cash awards to an Outside Director for such year that are not made pursuant to the Plan); provided that in the case of a new Outside Director, such amount shall be increased to $500,000 for the initial year of the Outside Director’s term.

4.3 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award, and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

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5. Participation and Awards

5.1 Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 15.1 hereof.

6. Stock Options

6.1 Grant of Stock Option. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the sole discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3.

6.3 Vesting of Stock Options. The Committee shall in its sole discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. Unless otherwise provided by the Committee, no Stock Option shall provide for vesting or exercise earlier than one year after the Date of Grant. The requirements for vesting and exercisability of a Stock Option may be based on the Continuous Service of the Participant for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Option at any time. The Committee, in its sole discretion, may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.

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6.4 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in Continuous Service. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:

(a) If a Participant’s Continuous Service terminates by reason of his or her death, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by such Participant’s estate or any Person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one (1) year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(b) If a Participant’s Continuous Service terminates by reason of his or her Disability, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one (1) year after the date of such Participant’s termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(c) If a Participant’s Continuous Service terminates for any reason other than death, Disability or Cause, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant up until ninety (90) days following such termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such 90-day period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(d) To the extent that a Stock Option of a Participant whose Continuous Service terminates is not exercisable, such Stock Option shall be deemed forfeited and canceled on the ninetieth (90th) day after such termination of Continuous Service or at such earlier time as the Committee may determine.

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6.5 Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price by certified or bank check, or such other means as the Committee may accept. As set forth in an Award Agreement or otherwise determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made: (i) in the form of shares of Common Stock that have been held by the Participant for such period as the Committee may deem appropriate for accounting purposes or otherwise, valued at the Fair Market Value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the Option; (iii) by a cashless exercise program implemented by the Committee in connection with the Plan; (iv) subject to the approval of the Committee, by a full recourse, interest bearing promissory note having such terms as the Committee may, in its sole discretion, permit and/or (v) by such other method as may be approved by the Committee and set forth in an Award Agreement. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 16.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or shares of Common Stock, as applicable.

6.6 Additional Rules for Incentive Stock Options.

(a) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-1(h) of the Company or any Subsidiary.

(b) Annual Limits. No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(c) Ten Percent Stockholders. If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (i) the Stock Option exercise price per share shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date of such grant and (ii) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.

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(d) Termination of Employment. An Award of an Incentive Stock Option shall provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to be necessary to comply with the requirements of Section 422 of the Code.

(e) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7. Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

7.2 Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3.

7.3 Vesting Stock Appreciation Rights. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. Unless otherwise provided by the Committee, no Stock Appreciation Right shall provide for vesting or exercise earlier than one (1) year after the Date of Grant. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the Continuous Service of a Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time.

7.4 Term of Stock Appreciation Rights. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement, as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in Continuous Service.

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7.5 Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 16.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

8. Restricted Stock Awards

8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant such times as paid to stockholders generally or at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid in stock while a Restricted Stock Award is subject to restrictions under Section 8.3 of the Plan, the dividends or other distributions shares shall be subject to the same restrictions on transferability as the shares of Common Stock to which they were paid unless otherwise set forth in the Award Agreement. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.

8.2 Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 16.5. The requirements for vesting of a Restricted Stock Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.

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8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4 Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9. Restricted Stock Unit Awards

9.1 Grant of Restricted Stock Unit Awards. A Restricted Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Restricted Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Restricted Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Restricted Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its sole discretion. If any dividend equivalents are paid while a Restricted Stock Unit Award is subject to restrictions under Section 9 of the Plan, the Committee may, in its sole discretion, provide in the Award Agreement for such dividend equivalents to immediately be paid to the Participant holding such Restricted Stock Unit Award or pay such dividend equivalents subject to the same restrictions on transferability as the Restricted Stock Units to which they relate.

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9.2 Vesting of Restricted Stock Unit Awards. On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to a Restricted Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Unit Award at any time. A Restricted Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee.

9.3 Payment of Restricted Stock Unit Awards. A Restricted Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Any cash payment of a Restricted Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Restricted Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two-and-a-half (2 ½) months after the later of the calendar year or fiscal year in which the Restricted Stock Units vest. If Restricted Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

10. Performance Shares

10.1 Grant of Performance Shares. Performance Shares may be granted to any Eligible Person selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its sole discretion.

10.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.

10.3 Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Share Award.

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10.4 Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Shares shall be paid no later than two-and-a-half (2 ½) months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

11. Performance Units

11.1 Grant of Performance Units. Performance Units may be granted to any Eligible Person selected by the Committee. A Performance Unit Award shall be subject to such restrictions and condition as the Committee shall specify in a Participant’s Award Agreement.

11.2 Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.

11.3 Earning of Performance Units. After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Unit Award.

11.4 Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Units shall be paid no later than two-and-a-half (2 ½) months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

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12. Incentive Bonus Awards

12.1 Incentive Bonus Awards. The Committee, at its discretion, may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.

12.2 Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates, to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

12.3 Payment of Incentive Bonus Awards.

(a) Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b) The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

13. Other Cash-Based Awards and Other Stock-Based Awards

13.1 Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.

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13.2 Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.

13.3 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Common Stock as the Committee determines.

14. Change in Control

14.1 Effect of a Change in Control.

(a) The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

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(b) Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) terminate any Award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any Option or Stock Appreciation Right does not exceed the exercise price of such Option or Stock Appreciation Right, the Committee may cancel the Option or Stock Appreciation Right without payment of any consideration therefor; and/or (vii) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the Change in Control. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the Change in Control to holders of Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Committee determines that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the Award prior to the Change in Control) and/or make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

(c) The Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same or similar post-closing purchase price adjustments, escrow terms, offset rights, holdback terms and similar conditions as the other holders of Common Stock, and (iii) execute and deliver such documents and instruments as the Committee may reasonably require for the Participant to be bound by such obligations. The Committee will endeavor to take action under this Section 14 in a manner that does not cause a violation of Section 409A of the Code with respect to an Award.

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15. General Provisions

15.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Continuous Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

15.2 Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Continuous Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in an Award Agreement shall not, and shall not be interpreted to, impair a Participant from exercising any legally protected whistleblower rights (including under Rule 21 of the Exchange Act). In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd-Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

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15.3 No Assignment or Transfer; Beneficiaries.

(a) Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 15.3 to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

15.4 Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued shares of Common Stock covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

15.5 Employment or Continuous Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in Continuous Service, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

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15.6 Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment.

15.7 Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.8 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

15.9 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

15.10 No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

15.11 Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee or the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

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15.12 Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

15.13 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

16. Legal Compliance

16.1 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances.

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16.2 Incentive Arrangement. The Plan is designed to provide an on-going, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.

16.3 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

16.4 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of applicable law. If an Award is subject to Section 409A of the Code, any payment made to a Participant who is a “specified employee” of the Company or any Subsidiary shall not be made before the date that is six (6) months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 16.4, the terms “separation from service” and “specified employee” shall have the meanings set forth in Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

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16.5 Tax Withholding.

(a) The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements unless permitted by the Company and such additional withholding amount will not cause adverse accounting consequences and is permitted under Applicable Law.

(b) Subject to such terms and conditions as shall be specified in an Award Agreement, a Participant may, in order to fulfill the withholding obligation, (i) tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate value sufficient to satisfy in whole or in part the applicable withholding taxes; and/or (ii) utilize the broker-assisted exercise procedure described in Section 6.5 to satisfy the withholding requirements related to the exercise of a Stock Option.

(c) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation, or (iii) such withholding would cause adverse accounting consequences for the Company.

16.6 No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other Person hereunder.

16.7 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8 Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

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16.9 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

17. Effective Date, Amendment and Termination

17.1 Effective Date. The effective date of the Plan shall be the date on which the Plan is approved by the requisite percentage of the holders of the Common Stock of the Company; provided, however, that Awards granted under the Plan subsequent to the approval of the Plan by the Board shall be valid if such stockholder approval occurs within one (1) year of the date on which such Board approval occurs.

17.2 Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) no such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant, provided that no modification or amendment of any Incentive Stock Option shall require a Participant’s consent as a result of such modification or amendment causing such Incentive Stock Option (i) to become a Nonqualified Stock Option or (ii) to be considered granted as of the date of such modification or amendment pursuant to Section 424 of the Code and Treasury Regulations Section 1.424-1(e), (b) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, or (ii) changes the persons or class of persons eligible to receive Awards. The Plan will continue in effect until terminated in accordance with this Section 17.2; provided, however, that no Award will be granted hereunder on or after the 10th anniversary of the date of the Plan’s initial adoption by the Board (the “Expiration Date”); but provided further, that Awards granted prior to such Expiration Date may extend beyond that date.

INITIAL STOCKHOLDER APPROVAL: December 8, 2022

SUBSEQUENT STOCKHOLDER APPROVAL: October 31, 2023

SUBSEQUENT STOCKHOLDER APPROVAL: October 29, 2024

SUBSEQUENT STOCKHOLDER APPROVAL: [June 11, 2025]

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Annex B

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Series A-2 COMMON STOCK PURCHASE WARRANT

ZYVERSA THERAPEUTICS, INC.

Warrant Shares: [●]	Issue Date: November [●], 2024

THIS Series A-2 COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _______. or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time or times on or after the Stockholder Approval Date (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the five-year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from ZyVersa Therapeutics, Inc., a Delaware corporation (the “Company”), up to [●] shares of common stock, par value $0.0001 per share (the “Common Stock”) (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

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“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Stockholder Approval” refers to when the Company has received approval to issue the Warrants.

“Stockholder Approval Date” means the date on which Stockholder Approval is received and deemed effective.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Warrants” means this Warrant and other Common Stock purchase warrants issued by the Company pursuant to that certain letter agreement, dated November [5], 2024, among the Company and warrant holders signatory thereto.

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Section 2. Exercise

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date (or the Stockholder Approval Date for the Warrants) and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the number of Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, at which time, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares purchasable hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder by the number of Warrant Shares equal to the applicable number of Warrant Shares purchased in connection with such partial exercise. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $[●]1, subject to adjustment hereunder (the “Exercise Price”).

1 NTD: The average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five (5) Trading Days immediately preceding the day of an exercise of Existing Common Warrants.

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(c) Cashless Exercise. Notwithstanding anything to the contrary set forth herein, if at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of, the Warrant Shares to the Holder, then this Warrant may only be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the VWAP of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Trading Day” means any day on which the Trading Market is open for trading, including any day on which the Trading Market is open for trading for a period of time less than the customary time.

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“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrant), and otherwise by physical delivery of the Warrant Shares, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares set forth in the Notice of Exercise to the address specified by the Holder in such Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company, and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent (the “Transfer Agent”) that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time will be less than the amount stated on the face hereof.

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ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Warrant Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Warrants with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence satisfactory to the Company with respect to the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional Warrant Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election and in lieu of the issuance of such fractional Warrant Share, either (i) pay cash in an amount equal to such fraction multiplied by the Exercise Price or (ii) round up to the next whole Warrant Share.

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vi. Charges, Taxes and Expenses. The issuance and delivery of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, the Notice of Exercise shall be accompanied by the Assignment Form, attached hereto as Exhibit B, duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto and this Warrant shall be surrendered to the Company and, if any portion of this Warrant remains unexercised, a new Warrant in the form hereof shall be delivered to the assignee. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise all or any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance upon exercise as set forth on the applicable Notice of Exercise, the Holder (together with (i) the Holder’s Affiliates, (ii) any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates, and (iii) any other Persons whose beneficial ownership of the shares of Common Stock would or could be aggregated with the Holder’s for the purposes of Section 13(d) (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of the Warrant Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be [4.99%/9.99%] of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any Warrant Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant remains unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b) [RESERVED]

(c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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(e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (or any Subsidiary), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the Company’s assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of more than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of shares of Common Stock or any compulsory share exchange pursuant to which the shares of Common Stock are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within thirty (30) days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder, as described below, an amount of consideration equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction, provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, Holder shall only be entitled to receive from the Company or any Successor Entity, as of the date of the consummation of such Fundamental Transaction the same type or form of consideration (and in the same proportion), valued at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received shares of the Successor Entity (which Successor Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365-day annualization factor) as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds within five Business Days of the Holder’s election (or, if later, on the effective date of the Fundamental Transaction). The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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(f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share of Common Stock, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company declares a dividend (or any other distribution in whatever form) on the shares of Common Stock, (B) the Company declares a special nonrecurring cash dividend on or a redemption of the shares of Common Stock, (C) the Company authorizes the granting to all holders of the shares of Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Company is required in connection with a Fundamental Transaction, or (E) the Company authorizes the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice and provided, further that no notice shall be required if the information is disseminated in a press release or document filed with the Commission. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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(h) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time while this Warrant is outstanding, reduce the then-current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company in its sole discretion.

Section 4. Transfer of Warrant.

(a) Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Agreement.

B-11

(e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

(d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares underlying this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued, and the Warrant Shares, delivered, as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares underlying this Warrant, which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

B-12

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Agreement.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and if the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Agreement.

B-13

(i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any share of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

ZYVERSA THERAPEUTICS, INC.

By:
Name:	Stephen C. Glover
Title:	Chief Executive Officer

[Signature Page to ZyVersa Common Stock Warrant]

B-15

EXHIBIT A

NOTICE OF EXERCISE

TO: ZYVERSA THERAPEUTICS, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☐	if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory

Title of Authorized Signature:

Date

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number

Email Address:

Dated: _______________ ____, _______

Holder’s Signature

Holder’s Address

Annex C

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Series A-3 COMMON STOCK PURCHASE WARRANT

ZYVERSA THERAPEUTICS, INC.

Warrant Shares: [●]	Issue Date: [●], 2025

THIS Series A-3 COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _______ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time or times on or after the Stockholder Approval Date (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the five-year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from ZyVersa Therapeutics, Inc., a Delaware corporation (the “Company”), up to [●] shares of common stock, par value $0.0001 per share (the “Common Stock”) (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Stockholder Approval” refers to when the Company has received approval to issue the Warrants.

“Stockholder Approval Date” means the date on which Stockholder Approval is received and deemed effective.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Warrants” means this Warrant and other Common Stock purchase warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated March 5, 2025, among the Company and warrant holders signatory thereto.

Section 2. Exercise

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date (or the Stockholder Approval Date for the Warrants) and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the number of Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, at which time, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares purchasable hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder by the number of Warrant Shares equal to the applicable number of Warrant Shares purchased in connection with such partial exercise. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

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(b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $1.00, subject to adjustment hereunder (the “Exercise Price”).

(c) Cashless Exercise. Notwithstanding anything to the contrary set forth herein, if at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of, the Warrant Shares to the Holder, then this Warrant may only be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the VWAP of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Trading Day” means any day on which the Trading Market is open for trading, including any day on which the Trading Market is open for trading for a period of time less than the customary time.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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(d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrant), and otherwise by physical delivery of the Warrant Shares, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares set forth in the Notice of Exercise to the address specified by the Holder in such Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company, and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent (the “Transfer Agent”) that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time will be less than the amount stated on the face hereof.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Warrant Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Warrants with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence satisfactory to the Company with respect to the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

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v. No Fractional Shares or Scrip. No fractional Warrant Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election and in lieu of the issuance of such fractional Warrant Share, either (i) pay cash in an amount equal to such fraction multiplied by the Exercise Price or (ii) round up to the next whole Warrant Share.

vi. Charges, Taxes and Expenses. The issuance and delivery of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, the Notice of Exercise shall be accompanied by the Assignment Form, attached hereto as Exhibit B, duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto and this Warrant shall be surrendered to the Company and, if any portion of this Warrant remains unexercised, a new Warrant in the form hereof shall be delivered to the assignee. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise all or any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance upon exercise as set forth on the applicable Notice of Exercise, the Holder (together with (i) the Holder’s Affiliates, (ii) any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates, and (iii) any other Persons whose beneficial ownership of the shares of Common Stock would or could be aggregated with the Holder’s for the purposes of Section 13(d) (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of the Warrant Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be [4.99%/9.99%] of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any Warrant Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant remains unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b) RESERVED.

(c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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(e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (or any Subsidiary), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the Company’s assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of more than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of shares of Common Stock or any compulsory share exchange pursuant to which the shares of Common Stock are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within thirty (30) days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder, as described below, an amount of consideration equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction, provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, Holder shall only be entitled to receive from the Company or any Successor Entity, as of the date of the consummation of such Fundamental Transaction the same type or form of consideration (and in the same proportion), valued at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received shares of the Successor Entity (which Successor Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365-day annualization factor) as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds within five Business Days of the Holder’s election (or, if later, on the effective date of the Fundamental Transaction). The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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(f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share of Common Stock, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company declares a dividend (or any other distribution in whatever form) on the shares of Common Stock, (B) the Company declares a special nonrecurring cash dividend on or a redemption of the shares of Common Stock, (C) the Company authorizes the granting to all holders of the shares of Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Company is required in connection with a Fundamental Transaction, or (E) the Company authorizes the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice and provided, further that no notice shall be required if the information is disseminated in a press release or document filed with the Commission. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(h) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time while this Warrant is outstanding, reduce the then-current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company in its sole discretion.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth herein, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

C-8

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Agreement.

(e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

(d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares underlying this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued, and the Warrant Shares, delivered, as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares underlying this Warrant, which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

C-9

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Agreement.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and if the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Agreement.

(i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any share of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

[Signature Page Follows]

C-10

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

ZYVERSA THERAPEUTICS, INC.

By:
Name:	Stephen C. Glover
Title:	Chief Executive Officer

C-11

EXHIBIT A

NOTICE OF EXERCISE

TO: ZYVERSA THERAPEUTICS, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☐	if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory

Title of Authorized Signature:

Date

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number

Email Address:

Dated: _______________ ____, _______

Holder’s Signature

Holder’s Address

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED APRIL 7, 2025

ZyVersa
THERAPEUTICS

SCAN TO
VIEW MATERIALS & VOTE

SUBMIT A PROXY TO VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 10, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ZVSA2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

SUBMIT A PROXY TO VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 10, 2025. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V56563-P17927 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZYVERSA THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:

	For	Withhold
1) Stephen C. Glover	☐	☐
2) Robert G. Finizio	☐	☐

The Board of Directors recommends you vote FOR each of the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, partnership, or other entity, please sign in full entity name by authorized officer and give full title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting:
The Notice, Proxy Statement, and 10-K are available at www.proxyvote.com.

V56564-P17927

ZYVERSA THERAPEUTICS, INC.
Virtual Annual Meeting of Stockholders
June 11, 2025, at 9:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Stephen C. Glover and Peter Wolfe, each with full power of substitution and re-substitution, as proxies to vote all the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the Virtual Annual Meeting of Stockholders of ZYVERSA THERAPEUTICS, INC. to be held on Wednesday, June 11, 2025, at 9:00 a.m., Eastern Time, and any adjournments or postponements thereof.

The shares represented by this proxy will be voted in the manner directed herein. If no such direction is made, the shares represented by this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side